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                                   [GRAPHIC]

                       SEMIANNUAL REPORT -- JUNE 30, 2002

                                     [LOGO]

                                    PACIFIC
                                    ADVISORS
                                       -
                                   FUND INC.

                                 GOVERNMENT SECURITIES fund
                                 INCOME AND EQUITY fund
                                 BALANCED fund
                                 GROWTH fund
                                 MULTI-CAP VALUE fund
                                 SMALL CAP fund
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PACIFIC ADVISORS
          table of contents

MESSAGE FROM THE CHAIRMAN......................................................1

GOVERNMENT SECURITIES FUND.....................................................3

INCOME AND EQUITY FUND.........................................................5

BALANCED FUND..................................................................7

GROWTH FUND...................................................................10

MULTI-CAP VALUE FUND..........................................................13

SMALL CAP FUND................................................................15

SCHEDULE OF INVESTMENTS.......................................................20

STATEMENT OF ASSETS AND LIABILITIES...........................................36

STATEMENT OF OPERATIONS.......................................................38

STATEMENT OF CHANGES IN NET ASSETS............................................40

NOTES TO FINANCIAL STATEMENTS.................................................44

FINANCIAL HIGHLIGHTS..........................................................49

                                      MESSAGE
                                            from the chairman

                                   [GRAPHIC]

Fellow Shareholders,

    Investor confidence has been sorely tested during the past several months as a result of accounting scandals among some of the great growth stocks of the 1990s. Enron, Adelphia and WorldCom are just a few of the companies that have fallen into bankruptcy or taken huge write offs as a result of overstated assets and/or revenues. In the midst of all the market turmoil and geopolitical uncertainty, it has been difficult to find good news.
    Given the strength and duration of the preceding bull market, the severe bear market that we have experienced should come as no surprise. As market expectations soared prior to Y2K, the demand for stock price growth increased. As a result, many companies made a series of poor acquisitions to sustain their growth and aggressively took advantage of accounting loopholes.
    As we have seen, some companies went beyond what we would consider to be good business practices. While no one can condone the alleged criminal actions of corporate executives, the unrealistic expectations of investors was also a contributing factor. Investors were willing to overlook fundamental flaws in a company as long as its stock price soared. Nowhere was this more evident than in the initial public offerings of Internet and technology stocks. Many of these companies achieved lofty valuations despite the fact that most had no earnings and little revenue. For a time, the market values for some of these young or startup technology companies rivaled corporations such as General Motors, IBM or Coca Cola.
    There is, however, good news. The market moves in cycles and it appears that the bottom of the bear market may have been reached in late July. While we expect market volatility to continue, we believe the overall outlook is positive. Interest rates and inflation remain low, which has enabled consumer spending to support the economy. In the 2nd quarter, most companies met or exceeded profit expectations for the first time in two years. We believe this trend will continue as the economy continues to grow at a modest rate. While BUSINESS spending has been slow, increased GOVERNMENT spending on defense should be a further stimulus for the economy.
    We have maintained a defensive investment strategy throughout this bear market. However, no area of the market has been immune from the poor performance of both bond and equity investments. Through June 30, 2002, the Dow Jones Industrial, Standard & Poor's 500, Nasdaq and Nasdaq 100 Indices were down -7.70%, -13.78%, -24.98% and -33.33%, respectively. The investment strategies implemented by each of our funds will be discussed in the following pages.
    While we expect investment performance to improve through the end of the year, we are mindful that unanticipated events may disrupt this trend. Going forward, we believe that recent actions by regulators will provide better information for investors and establish better business practices. Both federal and state governments have initiated a number of regulatory changes involving corporate governance, which should help restore investor confidence. Perhaps the most important development will be the greater responsibility of outside directors in monitoring the overall performance of company executives and the financial disclosures of their companies. In addition, the renewed independence of accounting firms should help provide better checks and balances.
    As the market and economy move forward, we believe the focus will be on individual company results. Therefore, good stock selection based on good fundamentals will be essential. We expect there will be more scrutiny to determine the quality of revenue and earnings. Greater attention will also be given to the debt financing companies assume especially as it relates to potential acquisitions. While the media has tended to focus on problem companies, many companies are well managed and their stock prices will increase as business conditions improve.
    The investment losses to individual investors during the past two years have been substantial. In many cases individuals have had to make significant changes in their retirement plans or other financial objectives. While we expect the market to recover, these losses will not be recouped in a short period of time. History has demonstrated that over long-term market cycles, equity investments are an attractive investment. However, recent market conditions have also demonstrated the need for a sound investment strategy and the discipline to stay with the plan and not yield to market hype.

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MESSAGE
          from the chairman continued

    We encourage investors to remain well diversified in their investment strategy. Investors who want to invest more of their assets in the equity markets may want to dollar cost average their investments to help minimize market volatility. Historically, most of the investment gains in any one-year occur in less than ten trading days. So, investors who wait until the market shows a sustained recovery may miss the significant gains usually registered in the early stage of a new bull market. We encourage you to review your current investment strategy with your financial consultant to determine if any changes may be appropriate.
[SIGNATURE]
    George A. Henning
    Chairman of the Board and President

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                                      PACIFIC ADVISORS
                                               Government Securities Fund

INVESTS PRIMARILY IN FIXED-INCOME SECURITIES GUARANTEED BY THE U.S. GOVERNMENT OR ITS INSTRUMENTALITIES. THE FUND MAY ALSO INVEST IN OTHER INCOME PRODUCING INSTRUMENTS, INCLUDING DIVIDEND-PAYING UTILITY STOCKS, FOR INCOME AND CAPITAL APPRECIATION.

INTERVIEW WITH PORTFOLIO MANAGERS
R. "KELLY" KELLY, CIC
RYAN KELLY

FOR THE SIX MONTHS ENDED JUNE 30, 2002, THE FUND HAD A TOTAL RETURN OF -0.85% FOR CLASS A SHARES, AND -1.28% FOR CLASS C SHARES. THE FUND'S BENCHMARK, THE LEHMAN INTERMEDIATE TREASURY BOND INDEX(1), INCREASED 3.31% DURING THE SAME PERIOD.

Q      WHAT WAS THE FUND'S INVESTMENT STRATEGY IN THE FIRST HALF OF THE YEAR?
A      While short-term interest rates remained at historically low levels, long-term interest rates fluctuated in a trading range from 5.3% to 5.8%. The fluctuation resulted from a number of factors including unpredictable economic growth, the declining value of the dollar, and the projection of a federal budget deficit for the next several years.
       Given these circumstances, it has been difficult to anticipate which direction interest rates will move. Lower rates remain a possibility as long as economic growth continues to fluctuate and the possibility of a double-dip recession exists. Higher rates also remain a possibility as economic growth could create inflationary pressures leading to a rise in both short and long-term rates. This uncertain environment required the Fund to use an adaptive investment strategy focused on preserving capital.
       In this environment, long-term bonds are unattractive because of the possibility of higher interest rates. Short-term bonds are also unattractive because they are most vulnerable to interest rate movements. Therefore, the Fund concentrated its holdings in intermediate-term bonds with maturities of 9-20 years, which offered the best yields with the least amount of volatility.
       The Fund also made greater use of government agency bonds, which offered higher yields than treasuries with the same maturity. Some of the agency bonds purchased carry variable rates. If interest rates rise, these bonds will offer a higher yield, but even if rates remain low they will still pay a relatively high interest rate. While government agency bonds carry some additional risk, this was the best and most effective strategy for the Fund given current market conditions. This strategy allowed the Fund to take a more cautious stance while capitalizing on opportunities for higher income.
       The Fund also significantly reduced its equity position during the first half of the year. Recent utility company scandals tarnished the entire sector leaving few sound investment opportunities. The Fund will maintain a lower equity position until the market improves and companies become available at attractive values.

Q      HOW HAS THE DECLINE IN THE EQUITY MARKET IMPACTED GOVERNMENT SECURITIES?
A      Typically, during a bear market government securities are viewed as a
"safe haven." During these times, investors often prefer government bonds because they carry less risk and offer a better reward than the volatile equity market. In the last six months, however, the effects of the declining dollar had a greater impact on the bond market.
       After gaining some 50% in the last seven years, the dollar has slipped about 8%. This has had a significant impact on foreign investors who own a substantial share of this country's financial assets, including approximately 40% of all treasury bonds. Foreign investors suffered a double loss in the first half of the year, one from a decline in the value of the dollar and the other from declining stock and bond prices. In response, foreign investors pulled out of the stock and bond markets and began deferring new purchases. As a result, the bond market did not experience the usual rally associated with a decline in the equity market.

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PACIFIC ADVISORS
          Government Securities Fund continued

Q      AFTER FOUR YEARS OF SURPLUS, THE GOVERNMENT NOW ESTIMATES IT WILL RUN A
BUDGET DEFICIT UNTIL 2005. HOW WILL A RETURN TO DEFICIT SPENDING IMPACT GOVERNMENT SECURITIES?
A      As of July, the Office of Management and Budget (OMB) predicted a budget deficit of $165 billion in 2002. The deficit is the result of a slower economy and a declining stock market eroding corporate and personal tax receipts and the cost of the war on terrorism. The OMB estimates the deficit will begin shrinking next year and that the government may run a surplus again in 2005. These estimates, however, depend upon sustained economic growth and a reduction in government spending.
       The impact of the deficit on government securities will depend on the size of the deficit and whether the government decides to issue more debt to cover its expenses. New debt would carry higher interest rates causing the value of current treasuries to decline. As long as the possibility of higher interest rates exists, investors will remain somewhat reluctant to commit to longer-term treasuries. At this point, however, we do not expect the deficit will have a significant impact on government securities.

Q      WHAT IS YOUR ECONOMIC OUTLOOK FOR THE REMAINDER OF THE YEAR?
A      Earlier in the year, with economic recovery progressing at a solid pace, the market anticipated a rate increase by the Federal Reserve Board later this year or early next year. With the pace of economic recovery dropping off in the 2nd quarter, the Fed is engaged in a difficult balancing act. It wants to avoid keeping rates too low and triggering inflation, but it must also carefully time its rate increases to avoid stalling economic recovery. Under these circumstances, we expect this uncertain interest rate environment to persist throughout the remainder of the year.
       While the pace of economic recovery has slowed, the threat of a double-dip recession is mild. Tremendous efforts have been made to revive economic growth and it will take some time to realize the effects of those efforts. We expect the economy will continue to gradually regain its strength in the coming months.
       As long as this uncertain environment remains, the Fund will maintain its current strategy. Preservation of capital will remain the Fund's primary goal in order to minimize the effects of bond market volatility. Secondarily, the Fund will look to take advantage of opportunities to maximize total return. The Fund will continue to concentrate its holdings in intermediate government agency bonds, which offer the best risk/reward tradeoff. The Fund will remain adaptive in its investment strategy in order to effectively adjust the portfolio to changing market conditions.

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    INVESTMENT MIX as of 6/30/02

[GRAPHIC]

1.  GOVERNMENT AGENCIES                        73.86%
2.  U.S. TREASURY BONDS                        13.72%
3.  CASH                                        9.93%
4.  EQUITIES                                    2.49%

1    The Lehman Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

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                                      PACIFIC ADVISORS
                                               Income and Equity Fund

INVESTS PRIMARILY IN INVESTMENT-GRADE FIXED-INCOME SECURITIES. THE FUND MAY ALSO INVEST IN STOCKS FOR LONG-TERM CAPITAL APPRECIATION.

INTERVIEW WITH PORTFOLIO MANAGERS
THOMAS H. HANSON
STEPHEN K. BACHE, CFA

FOR THE SIX MONTHS ENDED JUNE 30, 2002, THE FUND HAD A TOTAL RETURN OF -1.82% FOR CLASS A SHARES, AND -2.17% FOR CLASS C SHARES. THE FUND'S BENCHMARK, THE LEHMAN INTERMEDIATE TREASURY BOND INDEX(1), ROSE 3.31% DURING THE SAME PERIOD.

Q      WHAT HAS BEEN THE FUND'S INVESTMENT STRATEGY GIVEN THE WEAK EQUITY AND
CORPORATE BOND MARKETS?
A      In the first half of the year, market conditions remained volatile as a result of economic uncertainty, geopolitical tensions, problems with corporate financial reporting, and minimal improvement in corporate profitability. In response to difficult and uncertain market conditions, the Fund maintained a defensive investment strategy focused on protecting principal.
       Corporate bond rates fluctuated during the first six months in response to an uncertain interest rate environment. An unpredictable economic growth rate made both lower and higher interest rates a possibility. The possibility of higher interest rates made long-term bonds unattractive. This led the Fund to concentrate its bond holdings in intermediate-term bonds with maturities of 5-9 years, which offered more attractive yields and lower price volatility. When economic recovery stabilizes, interest rates will begin to rise and the Fund will look to rotate out of many of these shorter positions into longer-term bonds with higher yields.
       Part of the Fund's defensive strategy included increasing its preferred stock position to approximately 10%. The Fund added high quality, high yielding preferred stocks to its portfolio as a substitute for money market funds. These additions included positions in AMERICAN GENERAL, NORTHWESTERN CAPITAL FINANCING and PHOENIX COMPANIES.
       During this time, the Fund continued to hold approximately 20% of its portfolio in the common stocks of large, blue-chip companies. While the Fund made few changes to its equity portfolio, we did take advantage of opportunities to acquire several valuable companies, such as AMERICAN INTERNATIONAL GROUP, JOHNSON & JOHNSON and HEINZ, at attractive prices. We anticipate maintaining approximately 15-20% of the Fund's assets in equities to enhance total return.
       These elements combined to create an effective strategy for managing market volatility and minimizing the Fund's losses. We anticipate maintaining our more defensive investment strategy until the bond and equity markets stabilize.

Q      HOW HAS THE RECENT WAVE OF CORPORATE SCANDALS IMPACTED THE CORPORATE BOND
MARKET?
A      In early spring, numerous reports of corporate accounting and governance problems bombarded the market. This epidemic affected all areas of the market, including corporate bonds, as it challenged the reliability of corporate financial reporting and damaged investor confidence. When added to other market concerns, many investors became so unnerved they exited the equity and bond markets altogether, which hurt corporate bond performance.
       The scandals also made it difficult and more expensive for companies to borrow money. Investors demanded higher rates on new bonds, regardless of a company's credit rating, as a result of increased investment risk. This effect, however, was somewhat muted by the impact of a slower economy. Tight economic conditions and cost cutting measures led fewer companies to issue new bonds.
       In the few months since these problems surfaced, the government and various regulatory agencies have acted quickly to begin implementing new regulations to protect investors and prevent abuse. The damage will not be repaired overnight, but as investors gain confidence that the problems are being handled effectively, they will move back into the market.

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PACIFIC ADVISORS
          Income and Equity Fund continued

Q      HOW WILL ECONOMIC RECOVERY IMPACT THE FUND'S CORPORATE BOND STRATEGY?
A      In the first quarter of 2002, economic growth rebounded, exceeding most expectations. Economic data remained overwhelmingly positive throughout the second quarter, but the pace of recovery declined significantly. The underlying economy, however, remains relatively solid as evidenced by low inflation, a strong housing market, expansion in the manufacturing and service sectors, productivity gains, and stabilizing unemployment. While the pace of recovery may remain uneven, recovery is expected to progress throughout the rest of the year.
       Economic recovery should be followed by a corporate profit recovery. These two elements will provide the foundation for a market recovery. As the market recovers, investors will likely favor equities over bonds because equities will offer a higher rate of return. In addition, sustained economic recovery will lead to a rise in interest rates creating some volatility in the bond market.
       As we mentioned earlier, until recovery stabilizes, the Fund will maintain a defensive investment strategy, which offers the best protection against continued market volatility. When interest rates begin to rise, the Fund will look to sell many of its shorter to intermediate-term bonds and will begin purchasing longer-term bonds with higher yields.

Q      WHAT IS YOUR MARKET OUTLOOK FOR THE REMAINDER OF THE YEAR?
A      Economic recovery in the first half of the year had little impact on the market. The market remained weak and volatile due to corporate accounting and governance issues, the declining value of the dollar, geopolitical events, an increasing budget deficit, and the uneven pace of economic growth.
       The decelerating pace of economic recovery created interest rate uncertainty in the corporate bond market. Until recovery stabilizes, this climate will persist as both lower and higher interest rates remain a possibility. Higher interest rates will eventually follow sustained economic recovery, but we do not expect to see this development until at least the middle of next year. Even with this uncertainty, specific areas of the corporate bond market will continue to offer attractive investment opportunities. The Fund is well positioned in the areas of the market expected to perform best in these conditions.
       After a turbulent bear market, the equity market appears to be nearing a bottom. Technical indicators show the market is heavily oversold and undervalued. Pervasive market pessimism and increasing media attention on the market's negative aspects are also characteristic of the latter stages of a bear market.
       The keys to a market recovery will be continued economic recovery, sustained improvement in corporate profitability and renewed investor confidence. Some additional volatility should be expected as the market enters a recovery phase. We would expect to see some more signs of improvement with diminishing volatility later in the year. Improving corporate profitability and economic recovery should lead to capital appreciation for both corporate bonds and equities.

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    INVESTMENT MIX as of 6/30/02

[GRAPHIC]

1.  CORPORATE BONDS                            58.00%
2.  EQUITIES                                   18.72%
3.  PREFERRED STOCK                            10.80%
4.  CASH                                       10.68%
5.  FOREIGN BONDS                               1.80%

1    The Lehman Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

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                                      PACIFIC ADVISORS
                                               Balanced Fund

INVESTS PRIMARILY IN LARGE AND MEDIUM CAP COMMON STOCKS WITH AT LEAST 25% OF THE ASSETS INVESTED IN FIXED-INCOME SECURITIES.

INTERVIEW WITH PORTFOLIO MANAGER
STEPHEN K. BACHE, CFA

FOR THE SIX MONTHS ENDED JUNE 30, 2002, THE FUND HAD A TOTAL RETURN OF -4.16% FOR CLASS A SHARES, AND -4.44% FOR CLASS C SHARES. DURING THE SAME PERIOD, THE FUND'S BENCHMARKS, THE S&P 500 INDEX(1) AND THE LEHMAN INTERMEDIATE TREASURY BOND INDEX(2), RETURNED -13.78% AND 3.31%, RESPECTIVELY.

Q      WHAT WAS THE FUND'S INVESTMENT STRATEGY IN THE FIRST HALF OF THE YEAR?
A      As market volatility persisted in the first half of the year, the Fund maintained a more defensive investment strategy.
       On the equity side of the portfolio, the Fund maintained positions in high quality stocks across a diverse range of sectors. The Fund took advantage of opportunities in the current market environment with positions in sectors more resistant to economic changes such as pharmaceuticals and consumer products. The Fund also positioned itself to benefit from continued economic improvement through investments in sectors expected to recover along with the economy including energy, technology and telecommunications.
       As a part of this balanced investment strategy, the Fund added several new positions to its portfolio. One example would be SCHOLASTIC CORPORATION, publisher of the Harry Potter books. Scholastic is expected to benefit significantly from the release of the next book in the series sometime next year. The Fund also purchased JM SMUCKER COMPANY. After some reorganization and the acquisition of the Jif peanut butter brand, the company saw a dramatic improvement in earnings.
       Early in the year, with economic recovery progressing, the bond market anticipated higher interest rates. The prospect of higher rates made long-term bonds less attractive, leading the Fund to sell some of its longer-term positions, such as a PUBLIC SERVICE bond maturing in 2024. To combat the effects of interest rate uncertainty, the Fund concentrated its investments in intermediate term bonds with maturities of 9-15 years. The Fund also continued to use high yielding, short-term bonds from issuers such as BARNETT BANKS, CIGNA and GMAC as alternatives to low yielding money markets.
       The Fund anticipates maintaining this defensive investment strategy until market volatility and interest rate uncertainty subside. When that happens, we would expect to increase the Fund's equity exposure and begin rotating out of intermediate-term bonds into higher yielding long-term bonds.

Q      WHY HASN'T THE MARKET RESPONDED TO RECENT SIGNS OF ECONOMIC RECOVERY?
A      After a mild recession, the economy began to show strong signs of improvement in the first half of the year. The economy grew at 5% in the 1st quarter, inflation remained low, productivity continued to improve, and the manufacturing sector began expanding after an 18-month recession.
       This news, however, had little impact on the market because investors remained preoccupied with other concerns. While the economy showed signs of improvement, corporate earnings remained flat. Investors remained reluctant to express too much optimism until economic improvement translated into sustained earnings growth. Investors also wrestled with a severe crisis of confidence as a result of corporate fraud and financial irregularities. In addition, geopolitical uncertainty and the war on terrorism, the declining value of the dollar, and the federal budget deficit also weighed heavily on the market.
       To top it all off, the pace of economic recovery dropped off considerably in the 2nd quarter. The GDP fell from an annual rate of 5% in the 1st quarter to 1.1%. This renewed fears of a double-dip recession and kept the market in a decline.

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PACIFIC ADVISORS
          Balanced Fund continued

Q      HOW HAS THE DECLINING EQUITY MARKET IMPACTED THE CORPORATE BOND MARKET?
A      Typically during a market decline, investors favor bonds because they offer less risk and higher returns. This trend proved true during this bear market as well, but several factors kept corporate bonds from experiencing a strong rally.
       Corporate scandals uncovered in the first half of the year had a significant impact on the corporate bond market. Investors remained just as reluctant to invest in bonds as equities in light of the increased investment risk. Investor confidence sank so low that many investors moved out of equities and bonds into cash.
       The declining value of the dollar also hurt the corporate bond market. Foreign investors own a significant portion of the U.S. financial markets, including approximately 24% of corporate bonds. Suffering a double hit as a result of the currency decline and declining stock and bond prices, foreign investors began selling some existing holdings while deferring new equity and bond investments.

Q      ARE RECENT CORPORATE ACCOUNTING AND GOVERNANCE ISSUES WIDESPREAD OR
ISOLATED EVENTS?
A      Recent accounts of corporate fraud appear to be fairly isolated. It isn't unusual to see a wave of scandals following a particularly strong bull market, such as the one in the late '90s. Recent reports received greater media attention and had a more severe impact as a result of the current economic and market environments.
       The problems uncovered in the last couple of months generally fall into one of three categories: 1) fraud -- where companies, such as WorldCom, allegedly lied about their financial situation; 2) aggressive accounting -- where companies, such as Enron, appear to have abused accounting practices in order to manipulate their financial statements; and 3) individual corruption -- where executives sought personal financial gain at the expense of their company and its shareholders, as appears to be the case at Tyco and Adelphia. While a few minor problems may still surface, it looks like the worst of these problems have already been uncovered.
       Investor confidence suffered a severe blow as a result of these incidents. Fortunately, the SEC, Congress, the Department of Justice and other agencies moved quickly to address the problems. In a period of a few short months, a number of regulations have already been enacted or proposed to provide greater oversight of corporate financial reporting. Investor confidence should steadily improve as these reforms begin to take effect in the coming months.
       While it would be impossible to fully predict or protect against these kinds of problems, the Fund employs several strategies to help minimize these kinds of investment risk. The Fund maintains a portfolio diversified across various sectors and industries to minimize the effects of turmoil in a particular company or industry. The Fund also engages in careful analysis of each company in its portfolio to detect potential problems that could lead to higher levels of risk.

Q      WHAT IS YOUR ECONOMIC OUTLOOK FOR THE CORPORATE BOND AND EQUITY MARKETS
IN THE LAST HALF OF THE YEAR?
A      We expect little change in the corporate bond market over the next few months. Interest rates will remain low until economic recovery stabilizes, which will take some time. We do not expect to see an increase in rates until sometime next year. As long as these conditions persist, the Fund will remain concentrated in intermediate-term bonds and will continue to take advantage of higher yields on shorter-term bonds when possible.
       The equity market appears to be nearing a bottom and heading toward recovery. The speed and strength of a recovery will depend largely upon continued economic improvement and sustained corporate earnings growth, both of which we expect to see in the latter half of the year. As the market improves the Fund will selectively increase its equity exposure to take advantage of new investment opportunities.

    -------------------------------------------------------
    INVESTMENT MIX as of 6/30/02

[GRAPHIC]

1.  EQUITIES                                   46.86%
2.  CORPORATE BONDS                            43.18%
3.  CASH                                        9.96%

1    The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
2    The Lehman Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

PACIFIC ADVISORS
          Growth Fund

INVESTS PRIMARILY IN COMPANIES THAT ARE A PART OF THE S&P 500 COMPOSITE INDEX(1) OR THE NASDAQ 100 INDEX(2).

INTERVIEW WITH PORTFOLIO MANAGER
THOMAS H. HANSON

IN THE FIRST QUARTER OF THE YEAR, THE MARKET APPEARED TO BE RESPONDING TO SIGNS OF RENEWED ECONOMIC GROWTH. RECOVERY, HOWEVER, WAS CUT SHORT IN MAY AND JUNE BY A STEEP MARKET DECLINE IN RESPONSE TO CORPORATE SCANDALS, GEOPOLITICAL UNCERTAINTY, AND A DROP OFF IN THE PACE OF ECONOMIC RECOVERY. THE DECLINE PUT ALL AREAS OF THE MARKET UNDER PRESSURE, INCLUDING GROWTH STOCKS.

FOR THE SIX MONTHS ENDED JUNE 30, 2002, THE FUND HAD A LOSS OF -15.48% FOR CLASS A SHARES, AND -15.67% FOR CLASS C SHARES. THE FUND'S BENCHMARKS, THE S&P 500 AND THE NASDAQ 100, ALSO DECLINED IN VALUE BY -13.78% AND -33.33%, RESPECTIVELY, DURING THE SAME PERIOD.

Q      WHAT WAS THE FUND'S INVESTMENT STRATEGY DURING THIS EXTREMELY VOLATILE
PERIOD IN THE MARKET?
A      In the last quarter of 2001, the Fund made significant changes to its portfolio to adapt to volatile market conditions. The Fund eliminated its weakest positions and positions in sectors with poor recovery prospects. At the end of last year and continuing through the first part of this year, we repositioned the portfolio to minimize losses and capitalize on limited opportunities available in the current market environment.
       Volatile market conditions persisted throughout the first half of the year and continued to create a leaderless market. These conditions required the Fund to focus on investments in individual stocks rather than entire sectors. The Fund maintained a flexible investment strategy and a willingness to move out of positions once their performance peaked.
       The Fund looked for companies with strong relative performance in a variety of industries. The Fund also diversified across market caps with small cap investments such as LINENS N' THINGS and APPLEBEE'S; to mid cap stocks such as DEVON ENERGY, MCKESSON HBOC and CAMBREX; and large cap companies such as IBM, GENERAL ELECTRIC, EXXON MOBIL and PFIZER.
       When possible, the Fund took advantage of opportunities to capitalize on strong sector performance. Consumer products was one of the few sectors that continued to perform well despite difficult economic and market conditions. The Fund maintained representation in this sector through positions in MATTEL, ASHWORTH and JOHNSON & JOHNSON.
       After a long and punishing bear market, the market appears to be on the brink of a modest recovery. With a recovery, we would expect a return to sector leadership in the market. As that happens, the Fund will take advantage of opportunities to invest in the strongest performing areas of the market.

Q      GIVEN THE POOR INVESTMENT RESULTS OF GROWTH STOCKS OVER THE LAST FEW
YEARS, WHY IS IT IMPORTANT TO REMAIN INVESTED IN THIS AREA OF THE MARKET?
A      The last 2 1/2 years have been painful and frustrating for growth investors. So much so that it has become increasingly difficult to remain patient and await recovery. Given these difficult circumstances, it is important to consider the context of the current environment for growth stocks.
       The late '90s represented one of the strongest bull markets of the 20th century. Market exuberance created an unprecedented stock market bubble. Many valuations soared to astronomical levels unsupported by company fundamentals with much of the excess concentrated in technology and telecommunications growth stocks.
       To remove the excess from the market and bring growth stocks closer to historical valuations, the market needed a long period of time and a steep decline in prices. While it may seem as though growth stocks will never recover, they will. In fact, we are already seeing changes in the market dynamics that could signal a market bottom and the beginning of a recovery. Just as growth stocks have suffered as a result of poor overall market conditions, they will benefit from a sustained recovery in the market.
       When recovery occurs, capital will move quickly into this area of the market. Most gains associated with a recovery occur early in the recovery cycle. Those who wait for evidence of a recovery to begin investing in growth stocks will likely miss some valuable opportunities.
       In addition, diversification should be a key component of any investment plan. Investors can minimize the overall risk in their portfolios by investing in diverse areas of the market. Despite recent performance, growth stocks will continue to be a viable and important investment in many portfolios. Along with corporate bonds or value stocks, they can be an important component of a diversified portfolio.

Q      HOW HAVE THE RECENT CORPORATE SCANDALS IMPACTED THE EQUITY MARKET?
A      The recent wave of revelations involving corporate fraud and misconduct is part of the fallout from the market exuberance of the late '90s. After a period of excessive wealth and speculation, it is not unusual to find that some companies and individuals have gone to extreme lengths for financial gain.
       Nevertheless, the recent scandals dealt a major blow to the market by adding to the negative sentiment already present as a result of geopolitical and economic uncertainty. These incidents shattered investor confidence by undermining the integrity of the tools investors use in making investment decisions.
       Corporate financial statements lost validity as a result of abusive accounting practices and fraud. The accountants charged with verifying these reports and detecting fraud appeared unreliable as well. And, analyst reports, a useful tool for evaluating companies and their financial information, came into question as a result of conflicts of interest.
       The good news is the government and various regulatory agencies recognized the severity of the problem and formed a quick response. In the short time since many of these irregularities became public, a number of protective regulations have been proposed and enacted to eliminate conflicts of interest and ensure the quality of corporate financial reports. While it may take some time, as the effects of these actions are recognized, investor confidence will be restored.

Q      WHEN WILL THE EQUITY MARKET BENEFIT FROM THE ECONOMIC RECOVERY?
A      Pessimism and a crisis of confidence plagued the market in the first half of the year creating discord between the economic recovery and a market recovery. While economic news remained overwhelmingly positive, investors worried about geopolitical uncertainty and the war on terrorism, a lack of improvement in corporate earnings, corporate scandals, increasing trade and budget deficits, and the declining value of the dollar.
       While many of these uncertainties remain, the market appears to be in the mature stages of a decline. The accelerating rate of decline in the major indices, the emotional tone of the market where good news has little to no impact, and the increasing media focus on the negative aspects of the market all suggest that the market is approaching a bottom.
       Several factors will play a major role in determining how quickly and easily the market achieves a sustainable rally. Continued economic improvement will set the stage for a market recovery. Economic recovery should produce a profit recovery and sustained improvement in corporate earnings will provide another essential building block for recovery. Finally, a recovering economy and improving corporate profitability should help restore investor confidence and provide additional support for better market performance.
       Some additional weakness and volatility should be expected as the market transitions into a recovery. Nevertheless, we would expect to see some definitive improvement in the market by the 4th quarter as a result of improvement in the economy, corporate earnings and investor confidence.

PACIFIC ADVISORS
          Growth Fund continued

We believe the Fund's adaptive investment strategy will help the Fund weather any lingering volatility and benefit from a market recovery.

    -------------------------------------------------------
    INVESTMENT MIX as of 6/30/02

[GRAPHIC]

1.  EQUITIES                                   81.41%
2.  CASH                                       18.59%

1    The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
2    The Nasdaq 100 Stock Index is an unmanaged, weighted measure of the 100 largest non-financial domestic and international common stocks listed on The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund, do not reflect management fees or expenses.

                                      PACIFIC ADVISORS
                                               Multi-Cap Value Fund

INVESTS IN A DIVERSIFIED PORTFOLIO OF LARGE TO SMALL CAPITALIZATION COMPANIES USING AN ACTIVELY MANAGED, VALUE-BASED INVESTMENT APPROACH.

INTERVIEW WITH PORTFOLIO MANAGER
SHELLY J. MEYERS

THE MULTI-CAP VALUE FUND BEGAN OPERATIONS ON APRIL 1, 2002. THIS FUND IS FOR INVESTORS WITH A LONG-TERM INVESTMENT HORIZON SEEKING AN ACTIVELY MANAGED FUND WITH A VALUE-STYLE INVESTMENT STRATEGY. THE FUND INVESTS AT LEAST 60% OF ITS ASSETS IN EQUITY SECURITIES OF COMPANIES WITH MARKET CAPITALIZATIONS OF AT LEAST $2 BILLION, BUT MAY INVEST IN COMPANIES IN ALL RANGES OF MARKET CAPITALIZATION.

Q      WHAT IS THE FUND'S INVESTMENT STRATEGY?
A      The Fund aims to achieve long-term capital appreciation by investing in small, mid and large cap companies. While the Fund invests in companies of all market capitializations, it will typically concentrate its holdings in mid and large cap companies. The Fund seeks to manage risk by maintaining a diversified portfolio and a disciplined investment strategy.
       When selecting investments for the Fund, we look for companies that meet three criteria. First, we look for companies with VALUE. A company must be undervalued by the market when compared to its true worth. We believe over time the market recognizes and rewards value regardless of the impact of temporary market conditions.
       Second, we look for strong FUNDAMENTALS. We complete in-depth analysis on companies before adding them to the Fund's portfolio. We examine everything from a company's financial statements and management team to its product line to determine its health and strength. Finally, we look for a PRICE CATALYST that will ignite movement in the company's stock price. Price catalysts could include a change in management, a new product line, or restructuring of the company.
       The Fund will typically invest in no more than 38-45 stocks to allow for thorough and continuous analysis of each position. The Fund will maintain its investment in a stock as long as the company continues to meet the Fund's investment criteria. We believe over time this long-term value investment strategy will serve investors well.

Q      HOW HAVE DECLINING MARKET CONDITIONS IMPACTED THE FUND?
A      In the past few months, we have seen market dynamics characteristic of the latter stages of a bear market. The market has reached a point where pessimism is feeding on itself and investor sentiment no longer reflects market or economic fundamentals. These conditions have created a highly volatile market where even highly valuable stocks have become vulnerable to selling pressures.
       Ultimately, however, the market values and rewards companies with strong fundamentals. As the market reaches a bottom and investor confidence is restored, we believe the market will focus on fundamentals again. The best strategy to deal with these difficult and unpredictable market conditions is to maintain a disciplined investment strategy and wait through the volatility. Despite difficult market conditions, the Fund held to its investment discipline and continued to make portfolio decisions based on its investment criteria. In the long run, we believe a disciplined investment strategy will serve the Fund and its investors best.
       One advantage of starting a Fund in a bear market is the ability to purchase valuable stocks at deeply discounted prices. A new fund's strong cash position gives it the flexibility to selectively pick stocks and take advantage of market opportunities without selling existing positions. As a result of poor market conditions, the Fund was able to acquire a number of companies that fit its investment criteria at attractive prices. These companies represent a broad cross-section of different industries and include PFIZER, HOME DEPOT, GOLDMAN SACHS, and CISCO.

PACIFIC ADVISORS
          Multi-Cap Value Fund continued

Q      HOW HAVE RECENT CORPORATE SCANDALS IMPACTED THE EQUITY MARKET?
A      Market exuberance is often followed by investigations of excess and criminal activities such as Watergate in the early seventies, the junk bond illegalities of the late eighties, or the Enrons of today. Following one of the strongest bull markets of the 20th century, investor confidence has been severely undermined by recent accounts of corporate fraud and misconduct. These scandals have compromised the integrity of many of the basic tools investors use for making investment decisions.
       Fortunately, the SEC, Congress and the Department of Justice are acting swiftly to implement tougher regulations and greater oversight to ensure the reliability of corporate financial statements. It will take some time, but the market is resilient and these actions should go a long way toward restoring investor confidence.
       The Fund guards against these investment risks through diversification and active management. The Fund maintains a diverse portfolio to minimize its risk in a particular stock or area of the market. We also continuously monitor each position to look for changes in a company's fundamentals. In many cases, careful analysis allows us to identify potential problems or increased risk and, when appropriate, make a decision to sell a particular investment.

Q      WHAT FACTORS WILL HAVE THE GREATEST IMPACT ON THE MARKET IN THE NEXT SIX
MONTHS?
A      Sustained economic improvement will lay the foundation for a market recovery. After a strong surge in the 1st quarter, the pace of economic growth dropped off in the 2nd quarter. The underlying economy, however, remains relatively solid and should continue to improve in the coming months. Near record low interest rates should provide additional support for the economy and improved market performance.
       Improvement in corporate earnings should follow improvement in the economy. Corporate earnings showed marked improvement in the 2nd quarter with the majority of companies meeting or exceeding analysts' expectations. Investors will look to see a continuation of this trend in the coming quarters.
       Investor confidence will also be needed in advance of a market recovery. Recent corporate accounting and governance scandals dealt a major blow to investor confidence. The worst of the problems appear to be uncovered and quick action by the government and federal regulators should help restore confidence in a timely manner.
       Geopolitical uncertainty could also impact the market in the coming months. The market appears to have adjusted to the new, less stable geopolitical environment. At the same time, a major conflict or crisis could easily jar the market and stall recovery.
       Finally, the strength of the dollar could significantly impact market performance in the coming months. After gaining 50% in the last seven years, the value of the dollar has begun to decline. A steep decline in the dollar, which at present seems unlikely, could burden both an economic and a market recovery.
       While a great deal of uncertainty remains, the prognosis for economic recovery remains good and the market appears to be on the brink of recovery. The Fund is well prepared with a strong cash position to implement its value investment strategy by taking advantage of buying opportunities as the market recovers.

    -------------------------------------------------------
    INVESTMENT MIX as of 6/30/02

[GRAPHIC]

1.  EQUITIES                                   67.57%
2.  CASH                                       37.43%

                                      PACIFIC ADVISORS
                                               Small Cap Fund

INVESTS PRIMARILY IN SMALL COMPANY VALUE STOCKS WITH AN AVERAGE MARKET CAP BELOW $500M. THE FUND FOCUSES ON COMPANIES WITH STRONG EARNINGS AND GROWTH POTENTIAL.

INTERVIEW WITH PORTFOLIO MANAGERS
GEORGE A. HENNING
THOMAS H. HANSON

FOR THE SIX MONTHS ENDED JUNE 30, 2002, THE FUND HAD A TOTAL RETURN OF -10.51% FOR CLASS A SHARES, AND -11.13% FOR CLASS C SHARES. THE FUND'S BENCHMARK, THE RUSSELL 2000 STOCK INDEX(1), RETURNED -5.29% FOR THE SAME PERIOD.

Q      HOW DID SMALL CAP STOCKS PERFORM IN COMPARISON TO THE REST OF THE MARKET?
A      The small cap sector continued to perform well through April of this year. Even after outperforming the rest of the market in 2001, many small cap stocks remained undervalued, particularly in comparison to large cap stocks. In May and June, the market experienced a severe downturn in response to economic concerns, geopolitical uncertainty and corporate accounting scandals. This downturn put pressure on every area of the market, including small cap stocks, resulting in poor performance across the board.
       Despite poor market conditions, many companies in the Fund's portfolio continued to report strong earnings growth. EAST WEST BANK, the Fund's largest position as of June 30th, reported better than expected earnings for the 2nd quarter. East West, one of the premier banks serving the Chinese-American community, benefited from a favorable interest rate climate, strong housing and mortgage markets, and low loan delinquency rates. This strong performance led the company to increase its earnings expectations for the remainder of the year. Other companies reporting better than expected earnings in the 2nd quarter included SONIC AUTOMOTIVE, FIRST CASH FINANCIAL SERVICES, AMERICA SERVICE GROUP, and RAILAMERICA.
       While many of the Fund's positions reported record earnings growth and remained leaders in their markets, these achievements were not reflected in their market value. As a result of poor overall market conditions, these companies saw little appreciation in their stock prices. We expect these companies will continue to perform well throughout the rest of the year. As market conditions improve, we believe these companies will receive greater market recognition resulting in stronger performance.

Q      WHAT WAS THE FUND'S INVESTMENT STRATEGY DURING THE PAST SIX MONTHS?
A      The Fund employed a balanced investment strategy during the first half of the year and made few changes to its portfolio.
       In light of the difficult market and economic conditions, the Fund maintained a more defensive strategy by investing in companies expected to perform well in a slower growing economy. These companies included: FIRST CASH FINANCIAL SERVICES, which operates a chain of pawn shops, a business that typically proves to be an important resource for cash in a tight economy; SONIC AUTOMOTIVE, a holding company of car dealerships, whose primary source of revenue comes from auto repair, a service relatively immune to the effects of a slower economy; and AMERICA SERVICE GROUP, a company that provides health services to correctional facilities, a fast growing business as many states look to outsource these services. As we reported earlier, this strategy proved highly effective as many of these companies continued to report record earnings and revenue growth.
       The Fund also continued to take advantage of opportunities to add to positions in sectors poised to benefit from economic recovery. These sectors could become market leaders in a relatively short period of time. Since most gains occur early in a sector's recovery, it is important to establish positions in these areas of the market before recovery begins. Over the last year, the Fund eased into several sectors we expect to perform well in the near future. These positions include TYLER TECHNOLOGIES and CARREKER CORPORATION in the technology

PACIFIC ADVISORS
          Small Cap Fund continued

sector, and REMINGTON OIL and CARBO CERAMICS in the energy sector. We believe these positions will benefit the Fund as both the market and the economy recover.

Q      WHY IS IT IMPORTANT FOR THE FUND TO MAINTAIN SOME INVESTMENTS IN THE
TECHNOLOGY SECTOR?
A      Technology has become an integral part of our society, and will continue to be an important area of the market. While technology stocks have been beaten up in the last few years, the sector is on the road to recovery. The fallout from the technology bubble of the late '90s resulted in consolidation within the industry. Many weaker companies went out of business or were acquired by larger firms, while stronger companies reorganized and fine-tuned their operations. The fallout also resulted in more reasonable growth and earnings projections, resulting in a return to more reasonable valuations.
       The last build up of technology equipment occurred in preparation for Y2K. As many of those products reach their life cycle, companies and individuals will look to replace some of their equipment. Continued economic recovery should stimulate consumer and business spending and demand for technology.
       It is difficult to anticipate the timing of recovery in this sector. As we mentioned earlier, most gains occur early in the recovery cycle making it important to establish positions in this sector before recovery begins. Over the last year, the Fund has taken advantage of opportunities to acquire solid technology companies that are leaders in their markets in order to benefit from a recovery. These positions include BELL MICROPRODUCTS, which provides data storage services; CAMTEK, which makes testing equipment for computer parts; and CLEARONE COMMUNICATIONS, a leading provider of teleconferencing services.
       Recent market conditions provided the Fund with some unique opportunities in the technology sector. In the spring, the Fund realized substantial profits by selling MKS INSTRUMENTS when it reached and exceeded its fair market value. MKS' stock price subsequently dropped more than 50% as a result of poor overall market conditions. Since the Company's growth and earnings outlook remained positive, in July, the Fund took advantage of the opportunity to repurchase shares in MKS at a substantial discount.

Q      DESPITE WEAK OVERALL MARKET CONDITIONS, ARE THERE AREAS OF THE MARKET
THAT HAVE PERFORMED WELL?
A      Economic uncertainty and volatile market conditions resulted in a leaderless market over the last year. For the most part, individual stocks performed better than broad areas of the market. One sector of the market that performed well as a whole was consumer products. Consumer products often remain unaffected by, or perform better during, periods of economic weakness because consumers continue to purchase staples such as food, clothing and medical services.
       The Fund maintained representation in this sector through a number of companies that performed well over the last six months. HAVERTY FURNITURE benefited from the refinancing boom as many homeowners used their extra cash to buy new furniture. MONTEREY PASTA, a leading provider of fresh, gourmet pasta, saw demand grow as more families chose to eat at home while still enjoying the quality and convenience of gourmet food. Finally, GENESCO, benefited from a well diversified marketing strategy targeting various sectors of the population with shore stores such as Journeys, Jarman, Johnson & Murphy, and Underground Station.

Q      WHAT IS THE OUTLOOK FOR SMALL CAP STOCKS IN THE LAST HALF OF THE YEAR?
A      Economic recovery will continue, albeit at a slower pace than first anticipated. We expect that a market recovery will follow sustained economic improvement. It would not be unusual, however, to see continued volatility as the market finds and tests a bottom in the process of building a sustainable uptrend. While it is difficult to predict the shape and timing of a market recovery, we would expect to see some clear signs of improvement by the end of the 3rd quarter.
       Several factors will play a key role in determining the shape and speed of a market recovery. While the market has adapted to a more uncertain geopolitical environment, a major crisis or event could cause a setback in the recovery process. After being damaged by a number of high profile corporate scandals, investor confidence in corporate financial reports and those responsible for verifying them must continue to be restored. Finally, economic recovery must result in continued improvement in corporate earnings growth.
       The Fund's portfolio represents a diverse group of solid small cap stocks with excellent growth potential. Through a balanced investment approach, the Fund is well positioned to take advantage of opportunities in the current market environment and to benefit from an economic and market recovery.

    -------------------------------------------------------
    INVESTMENT MIX as of 6/30/02

[GRAPHIC]

1.  EQUITIES                                   100.00%

1    The Russell 2000 Stock Index is an unmanaged, market-weighted measure of stock market performance. It contains stocks of the 2,000 smallest publicly traded companies of the Russell 3000 Index. The Russell 2000 Stock Index does not take capital gains into consideration, and, unlike the Fund, does not reflect the effects of management fees or expenses.

PACIFIC ADVISORS FUND INC.
          notes

                                      PACIFIC ADVISORS
                                               financial statements

                                   [GRAPHIC]

                  PACIFIC ADVISORS GOVERNMENT SECURITIES FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2002
--------------------------------------------------------------------------------

                                          Principal
                                             Amount       Value
---------------------------------------------------------------
US GOVERNMENT SECURITIES - 86.62%
US Treasury Bonds
         US Treasury Bond 8.75% 11/15/08  $ 600,000  $  650,297
         US Treasury Bond 8.125%
         08/15/19                           500,000     640,448
---------------------------------------------------------------

                                                      1,290,745
---------------------------------------------------------------

US Government Agency
         Federal Farm Credit Bank 6.00%
         03/07/11                           500,000     526,070
         Federal Home Loan Bank 6.25%
         10/15/31                           400,000     404,292
         Federal Home Loan Bank 6.00%
         08/15/02                         1,000,000   1,004,934
         Federal Home Loan Bank 5.00%
         02/14/03                           750,000     763,582
         Federal Home Loan Bank Discount
         Note 6.50% 08/14/09                500,000     546,435
         Federal Home Loan Bank Discount
         Note 09/18/02                      720,000     717,298
         Federal Home Loan Bank 11/28/11    405,000     384,750
         Federal Home Loan Bank 11/14/11    900,000     873,000
         Federal National Mortgage
         Association 6.05% 03/27/09         500,000     512,936
         Federal National Mortgage
         Association 6.60% 07/16/07         600,000     634,746
         Federal National Mortgage
         Association 6.40% 05/14/09         550,000     577,795
---------------------------------------------------------------

                                                      6,945,838
---------------------------------------------------------------
TOTAL US GOVERNMENT SECURITIES
         (Cost: $8,218,845)                           8,236,583
                                                     ----------

                                          Number of
                                             Shares       Value
---------------------------------------------------------------
COMMON STOCK - 2.46%
Telephone Systems
         Telecom Corporation New Zealand
         ADR                                 12,000     234,120
---------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $211,200)                               234,120
                                                     ----------
TOTAL INVESTMENT SECURITIES - 89.08%
         (Cost: $8,430,045)                          $8,470,703
                                                     ----------
SHORT-TERM INVESTMENTS - 9.82%
         United Missouri Bank Money
         Market Fund                                    934,122

OTHER ASSETS LESS LIABILITIES - 1.10%                   104,838
                                                     ----------

TOTAL NET ASSETS - 100%                              $9,509,663
---------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2002
--------------------------------------------------------------------------------

                                          Principal
                                             Amount         Value
-----------------------------------------------------------------
CORPORATE BONDS - 57.16%
Aerospace & Defense
         McDonnell Douglas 9.75%
         04/01/12                         $  75,000  $    95,321
-----------------------------------------------------------------

Banks - Regional
         Barnett Banks, Inc. 10.875%
         03/15/03                            92,000       97,441
         First Union Corporation 6.824%
         08/01/26                            25,000       27,463
-----------------------------------------------------------------

                                                         124,904
-----------------------------------------------------------------

Financial Services
         Associates Corporation N.A.
         8.55% 07/15/09                      50,000       57,490
         General Motors Acceptance
         Corporation 8.50% 01/01/03          44,000       45,147
         General Motors Acceptance
         Corporation 4.60% 10/15/03          35,000       35,361
-----------------------------------------------------------------

                                                         137,998
-----------------------------------------------------------------

Financial Services - Diversified
         General Electric Capital 8.50%
         07/24/08                            96,000      112,017
         General Electric Capital 7.875%
         11/22/04                            24,000       26,397
         General Electric Capital 8.65%
         05/15/09                            40,000       46,963
         General Electric Capital 7.25%
         02/01/05                            95,000      102,959
-----------------------------------------------------------------

                                                         288,336
-----------------------------------------------------------------

Food Retailers
         Safeway, Inc. 9.875% 03/15/07       70,000       83,799
-----------------------------------------------------------------

Heavy Machinery
         Deere & Company 8.95% 6/15/19       55,000       62,684
-----------------------------------------------------------------

Industrial
         Caterpillar, Inc. 9.375%
         08/15/11                            84,000      105,022
         Honeywell, Inc. 7.00% 03/15/07      80,000       86,864
-----------------------------------------------------------------

                                                         191,886
-----------------------------------------------------------------

Insurance - Full Line
         American General Financial
         8.125% 08/15/09                    141,000      158,351
         Cigna Corporation 8.25%
         01/01/07                            37,000       42,129
         Transamerica Corporation 9.375%
         03/01/08                            60,000       70,452
-----------------------------------------------------------------

                                                         270,932
-----------------------------------------------------------------

Insurance - Specialty
         MBIA, Inc. 9.375% 02/15/11          50,000       60,581
-----------------------------------------------------------------

Oil - Integrated Majors
         Atlantic Richfield 9.125%
         03/01/11                           165,000      204,337
-----------------------------------------------------------------

Retailers - Broadline
         Dayton Hudson Company 10.00%
         01/01/11                           125,000      159,532
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2002
--------------------------------------------------------------------------------

                                          Principal
                                             Amount         Value
-----------------------------------------------------------------
CORPORATE BONDS CONTINUED

Telephone Systems
         Bellsouth Capital 6.04%
         11/15/26                         $  85,000  $    89,283
         New York Telephone Company
         8.625% 11/15/10                     50,000       56,218
-----------------------------------------------------------------

                                                         145,501
-----------------------------------------------------------------

Utilities - Electric
         Baltimore Gas & Electric 6.50%
         02/15/03                            60,000       61,389
         Baltimore Gas & Electric 6.125%
         07/01/03                            87,000       89,865
         Baltimore Gas & Electric 8.54%
         09/18/06                           100,000      111,393
         Niagara Mohawk Power 9.75%
         11/01/05                            20,000       22,638
         Public Service Electric & Gas
         6.125% 08/01/02                    126,000      126,079
         Public Service Electric & Gas
         MBIA 6.125% 08/01/02                60,000       60,171
         Public Service Electric & Gas
         9.125% 07/01/05                     50,000       54,931
-----------------------------------------------------------------

                                                         526,466
-----------------------------------------------------------------

Utilities - Gas
         Southern California Gas 6.875%
         08/15/02                            90,000       90,468
-----------------------------------------------------------------
TOTAL CORPORATE BONDS
         (Cost: $2,333,988)                            2,442,745
                                                     -----------
FOREIGN BONDS - 1.77%
Foreign Government
         Ontario Province 7.625%
         06/22/04                            70,000       75,843
-----------------------------------------------------------------
TOTAL FOREIGN BONDS
         (Cost: $75,508)                                  75,843
                                                     -----------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
COMMON STOCK - 18.45%
Banks - Regional
         Washington Mutual                    1,500       55,665
-----------------------------------------------------------------

Building Materials
         Home Depot, Inc.                       500       18,365
-----------------------------------------------------------------

Diversified Companies
         General Electric                     1,000       29,050
-----------------------------------------------------------------

Financial Services - Specialty
         Freddie Mac                          1,000       61,200
-----------------------------------------------------------------

Food
         Heinz Corporation                    1,000       41,100
-----------------------------------------------------------------

Industrial Diversified
         Tyco International Ltd.              2,000       27,020
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2002
--------------------------------------------------------------------------------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
COMMON STOCK CONTINUED

Insurance - Property
         American International
         Group, Inc.                          1,000  $    68,230
         Chubb Corporation                      500       35,400
-----------------------------------------------------------------

                                                         103,630
-----------------------------------------------------------------

Investment Companies
         Alliance Capital Management          1,000       34,250
-----------------------------------------------------------------

Medical & Biotechnology
         Johnson & Johnson                    1,000       52,260
-----------------------------------------------------------------

Medical Equipment
         Becton, Dickinson and Company        1,200       41,340
-----------------------------------------------------------------

Oil - Integrated Majors
         Exxon Mobil Corporation              1,056       43,212
-----------------------------------------------------------------

Pharmaceuticals
         Pfizer, Inc.                         1,500       52,500
-----------------------------------------------------------------

Pipelines
         El Paso Energy Corporation           1,000       20,610
-----------------------------------------------------------------

Real Estate Investment Trusts
         Annaly Mortgage Management
         Corporation                          1,000       19,400
-----------------------------------------------------------------

Software & Computer Processing Equipment
         Microsoft*                           1,000       54,120
-----------------------------------------------------------------

Utilities
         American Electric Power
         Company, Inc.                        1,000       40,020
         Public Service Enterprise
         Group, Inc.                          1,000       43,300
         TXU Corporation                      1,000       51,400
-----------------------------------------------------------------

                                                         134,720
-----------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $825,337)                                788,442
                                                     -----------
PREFERRED STOCK - 10.64%
Insurance - Life
         American General Capital 7.875%      1,000       26,620
         Northwestern Capital Financing       1,000       21,900
         Phoenix Companies, Inc. 7.450%
         01/15/32                             3,500       87,080
         Westpac Capital Trust 8.00%          3,000       77,550
-----------------------------------------------------------------

                                                         213,150
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2002
--------------------------------------------------------------------------------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
PREFERRED STOCK CONTINUED

Real Estate Investment Trusts
         Price Legacy Corporation
         Class A 8.75%                       15,000  $   241,500
-----------------------------------------------------------------
TOTAL PREFERRED STOCK
         (Cost: $433,410)                                454,650
                                                     -----------
COMMERCIAL PAPER - 0.74%
Financial Services
         Salomon, Inc.                       31,000       31,436
-----------------------------------------------------------------
TOTAL COMMERCIAL PAPER
         (Cost: $31,000)                                  31,436
                                                     -----------
TOTAL INVESTMENT SECURITIES - 88.76%
         (Cost: $3,699,243)                          $ 3,793,116
                                                     -----------
SHORT-TERM INVESTMENTS - 9.79%
         United Missouri Bank Money
         Market Fund                                     418,314

OTHER ASSETS LESS LIABILITIES - 1.45%                     62,413
                                                     -----------

TOTAL NET ASSETS - 100%                              $ 4,273,843
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2002
--------------------------------------------------------------------------------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
COMMON STOCK - 43.76%
Biotechnology
         Cambrex Corporation                  4,000  $    160,400
-----------------------------------------------------------------

Chemicals - Specialty
         Cabot Corporation                    4,000       113,600
         Cabot Micro Electronics, Inc.        2,500       107,900
-----------------------------------------------------------------

                                                          221,500
-----------------------------------------------------------------

Communications
         Nokia Corporation ADR               10,000       144,800
         Nortel Networks Corporation         30,000        43,500
-----------------------------------------------------------------

                                                          188,300
-----------------------------------------------------------------

Computer & Related Equipment
         EMC Corporation                     15,000       113,250
         Nvidia Corporation                   5,000        85,900
-----------------------------------------------------------------

                                                          199,150
-----------------------------------------------------------------

Electric
         Duke Energy Corporation              5,000       155,500
-----------------------------------------------------------------

Entertainment
         AT&T - Liberty Media Group
         Class A*                            12,000       114,000
         Viacom, Inc.*                        5,000       221,850
-----------------------------------------------------------------

                                                          335,850
-----------------------------------------------------------------

Financial Services - Diversified
         Convergys Corporation*               6,000       116,880
-----------------------------------------------------------------

Financial Services - Specialty
         Freddie Mac                          3,000       183,600
-----------------------------------------------------------------

Food
         JM Smucker Company                   3,780       129,011
         Wrigley (WM.) Jr. Company            3,000       166,050
-----------------------------------------------------------------

                                                          295,061
-----------------------------------------------------------------

Forest Products
         Rayonier, Inc.                       4,000       196,520
-----------------------------------------------------------------

Health Care Provider
         Manor Care, Inc.                     7,500       172,500
-----------------------------------------------------------------

Industrial - Diversified
         Coorstek, Inc.                       5,000       154,550
         Graftech International              10,000       123,000
-----------------------------------------------------------------

                                                          277,550
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2002
--------------------------------------------------------------------------------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
COMMON STOCK CONTINUED

Industrial & Commercial Services
         GATX Corporation                     5,000  $    150,500
         Reliance Steel                       6,000       181,740
-----------------------------------------------------------------

                                                          332,240
-----------------------------------------------------------------

Insurance - Full Line
         Berkshire Hathaway, Inc. -
         Class A                                  2       133,600
-----------------------------------------------------------------

Insurance - Life
         MetLife, Inc.                        6,000       172,800
-----------------------------------------------------------------

Media
         AOL Time Warner                      7,500       110,325
-----------------------------------------------------------------

Medical & Biotechnology
         Bristol Myers Squib Company          6,000       154,200
         Inverness Medical Technology        10,000       202,000
         Johnson & Johnson                    5,000       261,300
-----------------------------------------------------------------

                                                          617,500
-----------------------------------------------------------------

Medical Equipment
         Perkin Elmer                         6,000        66,300
-----------------------------------------------------------------

Oil Equipment & Services
         Cooper Cameron*                      3,000       145,260
-----------------------------------------------------------------

Oil - Integrated Majors
         Conoco, Inc. - Class B               5,000       139,000
-----------------------------------------------------------------

Pharmaceuticals
         Pfizer, Inc.                         4,000       140,000
         Pharmaceutical Resources, Inc.       6,000       166,680
-----------------------------------------------------------------

                                                          306,680
-----------------------------------------------------------------

Pollution/Waste Management
         Waste Management, Inc.               5,000       130,250
-----------------------------------------------------------------

Publishing
         Moodys Corporation                   5,000       248,750
         R H Donnelley Corporation*           6,000       167,820
         Scholastic Corporation               3,000       113,700
-----------------------------------------------------------------

                                                          530,270
-----------------------------------------------------------------

Precious Metals
         Newmont Mining Corporation           4,000       105,320
-----------------------------------------------------------------

Real Estate
         Catellus Development
         Corporation*                        12,000       245,040
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2002
--------------------------------------------------------------------------------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
COMMON STOCK CONTINUED

Retailers - Specialty
         Gap, Inc.                            7,500  $    106,500
         Toys "R" Us                          7,500       131,025
-----------------------------------------------------------------

                                                          237,525
-----------------------------------------------------------------

Software & Computer Processing Equipment
         Microsoft*                           2,000       108,240
         Reynolds & Reynolds                  8,000       223,600
-----------------------------------------------------------------

                                                          331,840
-----------------------------------------------------------------

Water Utility
         Vivendi Environnement ADR            3,000        92,550
-----------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $5,171,712)                             6,199,311
                                                     ------------

                                          Principal
                                             Amount         Value
-----------------------------------------------------------------
CORPORATE BONDS - 43.47%
Aerospace & Defense
         McDonnell Douglas 9.75%
         04/01/12                         $ 416,000       528,714
-----------------------------------------------------------------

Banks - Money Center
         Swiss Bank Corporation - NY
         7.375% 06/15/17                     35,000        36,872
         Swiss Bank Corporation - NY
         7.00% 10/15/15                     192,000       207,389
-----------------------------------------------------------------

                                                          244,261
-----------------------------------------------------------------

Banks - Regional
         Barnett Banks, Inc. 10.875%
         03/15/03                            23,000        24,360
-----------------------------------------------------------------

Chemicals
         Dupont E.I. Nemour 6.50%
         09/01/02                           100,000       100,722
-----------------------------------------------------------------

Financial Services
         General Motors Accept
         Corporation 7.15% 06/15/03          50,000        51,771
-----------------------------------------------------------------

Financial Services - Diversified
         General Electric Credit Capital
         8.125% 05/15/12                    344,000       393,491
-----------------------------------------------------------------

Food
         Campbell Soup Company 6.15%
         12/01/02                            50,000        50,710
-----------------------------------------------------------------

Food Retailers
         McDonald's Corporation 8.875%
         04/01/11                           142,000       172,142
         Safeway, Inc. 9.875% 03/15/07      404,000       483,638
         Safeway, Inc. 6.85% 09/15/04       150,000       159,595
         Safeway, Inc. 7.00% 09/15/07        25,000        27,049
-----------------------------------------------------------------

                                                          842,424
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2002
--------------------------------------------------------------------------------

                                          Principal
                                             Amount         Value
-----------------------------------------------------------------
CORPORATE BONDS CONTINUED

Gas
         Southern California Gas 5.75%
         11/15/03                         $  83,000  $     85,735
-----------------------------------------------------------------

Industrial
         Tenneco Packaging PTV 8.00%
         04/15/07                            60,000        65,229
-----------------------------------------------------------------

Insurance - Full Line
         Cigna Corporation 8.25%
         01/01/07                           361,000       411,039
         Cigna Corporation 7.40%
         01/15/03                            61,000        62,674
-----------------------------------------------------------------

                                                          473,713
-----------------------------------------------------------------

Insurance - Life
         American General Corporation
         7.50% 07/15/25                     200,000       220,900
-----------------------------------------------------------------

Oil - Integrated Majors
         Atlantic Richfield 9.125%
         03/01/11                           530,000       656,355
-----------------------------------------------------------------

Pipelines
         PGE Gas Transmission 7.80%
         06/01/25                            56,000        55,609
-----------------------------------------------------------------

Semiconductor
         Gerber Products 9.00% 10/15/06      85,000        97,706
-----------------------------------------------------------------

Telephone Systems
         Bell South Telecommunications
         6.25% 05/15/03                      57,000        58,821
         GTE Northwest 6.30% 06/01/10       100,000        98,068
         NYNEX Corporation 9.55%
         05/01/10                           310,284       361,967
         NYNEX Capital Fund 8.23%
         10/15/09                            60,000        66,234
-----------------------------------------------------------------

                                                          585,090
-----------------------------------------------------------------

Utilities - Electric
         Cleveland Electric Illuminating
         9.50% 05/15/05                     143,000       144,234
         Niagara Mohawk Power 9.75%
         11/01/05                           365,000       413,136
         Nisource Financial Corporation
         7.50% 11/15/03                     121,000       120,913
         Potomac Electric Power Company
         6.875% 09/01/23                    100,000        95,887
         Potomac Electric Power Company
         6.50% 03/15/08                      52,000        54,558
         Public Service Electric and Gas
         7.375% 03/01/14                    311,000       321,154
         Public Service Electric and Gas
         6.25% 01/01/07                      50,000        51,907
         Toledo Edison Company 7.875%
         08/01/04                           452,000       480,047
-----------------------------------------------------------------

                                                        1,681,836
-----------------------------------------------------------------
TOTAL CORPORATE BONDS
         (Cost: $5,923,585)                             6,158,626
                                                     ------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2002
--------------------------------------------------------------------------------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
PREFERRED STOCK - 3.41%
Real Estate Investment Trusts
         Price Legacy Corporation
         Class A 8.75%                       30,000  $    483,000
-----------------------------------------------------------------
TOTAL PREFERRED STOCK
         (Cost: $420,630)                                 483,000
                                                     ------------
COMMERCIAL PAPER - 2.56%
Financial Services
         Salomon, Inc. Variable Rate
         09/30/03                           358,000       363,030
-----------------------------------------------------------------
TOTAL COMMERCIAL PAPER
         (Cost: $349,555)                                 363,030
                                                     ------------
TOTAL INVESTMENT SECURITIES - 93.20%
         (Cost: $11,865,482)                         $ 13,203,967
                                                     ------------
SHORT-TERM INVESTMENTS - 7.47%
         United Missouri Bank Money
         Market Fund                                    1,057,972

OTHER ASSETS LESS LIABILITIES - (0.67%)                   (94,255)
                                                     ------------

TOTAL NET ASSETS - 100%                              $ 14,167,684
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          PACIFIC ADVISORS GROWTH FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2002
--------------------------------------------------------------------------------

                                          Number of
                                             Shares       Value
---------------------------------------------------------------
COMMON STOCK - 81.19%
Apparel
         Ashworth, Inc.                       1,000  $    9,010
---------------------------------------------------------------

Biotechnology
         Cambrex Corporation                    500      20,050
---------------------------------------------------------------

Commercial Services
         Tetra Technologies, Inc.             1,250      18,375
---------------------------------------------------------------

Computer & Related Equipment
         International Business Machines
       Corporation                              200      14,400
         Nvidia Corporation                     500       8,590
---------------------------------------------------------------

                                                         22,990
---------------------------------------------------------------

Containers/Packaging
         Pactiv Corporation                     500      11,850
---------------------------------------------------------------

Diversified Companies
         General Electric                     1,000      29,050
---------------------------------------------------------------

Educational Services
         Career Education Corporation           600      27,000
---------------------------------------------------------------

Entertainment
         Activision, Inc.                     1,000      29,060
         Mattel, Inc.                         1,000      21,010
---------------------------------------------------------------

                                                         50,070
---------------------------------------------------------------

Financial Services
         Household International
       Corporation                              300      14,910
---------------------------------------------------------------

Food
         Performance Food Group Company       1,000      33,860
---------------------------------------------------------------

Home Furnishings
         Furniture Brands, Inc.                 500      15,125
---------------------------------------------------------------

Industrial - Diversified
         Tyco International, Ltd.             1,000      13,510
---------------------------------------------------------------

Medical & Biotechnology
         Amgen, Inc.                            500      20,940
         Johnson & Johnson                      800      41,808
         McKesson HBOC, Inc.                    500      16,350
---------------------------------------------------------------

                                                         79,098
---------------------------------------------------------------

Medical Equipment, Devices & Supplies
         Becton, Dickinson and Company        1,000      34,450
         St. Jude Medical, Inc.                 600      44,364
---------------------------------------------------------------

                                                         78,814
---------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          PACIFIC ADVISORS GROWTH FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2002
--------------------------------------------------------------------------------

                                          Number of
                                             Shares       Value
---------------------------------------------------------------
COMMON STOCK CONTINUED

Oil - Integrated Majors
         Anadarko Petroleum Corporation         500  $   24,650
         Apache Corporation                     330      18,968
         Exxon Mobil Corporation                400      16,368
---------------------------------------------------------------

                                                         59,986
---------------------------------------------------------------

Oil Equipment & Services
         Devon Energy Corporation               400      19,712
         Noble Drilling Corporation             500      19,300
         Weatherford International              400      17,280
---------------------------------------------------------------

                                                         56,292
---------------------------------------------------------------

Pharmaceuticals
         Pfizer, Inc.                           600      21,000
---------------------------------------------------------------

Restaurants
         AppleBee's International               750      17,213
---------------------------------------------------------------

Retailers - Specialty
         Linens 'n Things, Inc.                 500      16,405
---------------------------------------------------------------

Software & Computer Processing Equipment
         Oracle Corporation*                    800       7,576
         Siebel Systems, Inc.                   500       7,110
---------------------------------------------------------------

                                                         14,686
---------------------------------------------------------------

Technology
         Espeed, Inc.                         1,000      10,910
---------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $720,500)                               620,204
                                                     ----------
TOTAL INVESTMENT SECURITIES - 81.19%
         (Cost: $720,500)                            $  620,204
                                                     ----------
SHORT-TERM INVESTMENTS - 18.54%
         United Missouri Bank Money
       Market Fund                                      141,586

OTHER ASSETS LESS LIABILITIES - 0.27%                     2,091
                                                     ----------

TOTAL NET ASSETS - 100%                              $  763,881
---------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                     PACIFIC ADVISORS MULTI-CAP VALUE FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2002
--------------------------------------------------------------------------------

                                          Number of
                                             Shares        Value
----------------------------------------------------------------
COMMON STOCK - 62.64%
Banks - Regional
         Bay View Capital Corporation         5,000  $    32,050
----------------------------------------------------------------

Building Materials
         Home Depot, Inc.                     1,000       36,730
----------------------------------------------------------------

Communications
         AT&T Corporation                     4,500       48,150
----------------------------------------------------------------

Computers and Related Equipment
         Cisco Systems, Inc.                  2,000       27,900
         EMC Corporation                      5,000       37,750
         Unisys Corporation                   2,500       22,500
----------------------------------------------------------------

                                                          88,150
----------------------------------------------------------------

Electrical Components & Equipment
         Arrow Electronics, Inc.              2,000       41,500
         Calpine Corporation                  5,000       35,150
         Digital Lightwave, Inc.             12,000       28,080
         Qualcomm, Inc.                       1,500       41,235
----------------------------------------------------------------

                                                         145,965
----------------------------------------------------------------

Financial Services
         Citigroup, Inc.                      1,000       38,750
         National Financial
         Service, Inc.                        1,000       39,500
----------------------------------------------------------------

                                                          78,250
----------------------------------------------------------------

Food
         Safeway, Inc.                        1,200       35,028
----------------------------------------------------------------

Investment Companies
         Goldman Sachs Group, Inc               400       29,340
----------------------------------------------------------------

Media
         AOL Time Warner                      2,500       36,775
----------------------------------------------------------------

Medical & Biotechnology
         Bristol Myers Squib Company          1,500       38,550
         Serlogicals Corporation              2,500       45,725
         Watson Pharmaceutical                1,500       37,905
----------------------------------------------------------------

                                                         122,180
----------------------------------------------------------------

Pharmaceuticals
         Pfizer, Inc.                         1,000       35,000
         Schering-Plough Corporation          1,200       29,520
----------------------------------------------------------------

                                                          64,520
----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                     PACIFIC ADVISORS MULTI-CAP VALUE FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2002
--------------------------------------------------------------------------------

                                          Number of
                                             Shares        Value
----------------------------------------------------------------
COMMON STOCK CONTINUED

Retailers - Broadline
         Duane Reade, Inc.                    1,000  $    34,050
         Pier 1 Imports, Inc.                 1,800       37,350
----------------------------------------------------------------

                                                          71,400
----------------------------------------------------------------

Retailers - Specialty
         Gap, Inc.                            3,000       42,600
----------------------------------------------------------------

Technology
         Agere Systems - Class A                 64           90
         Agere Systems - Class B              1,587        2,380
         Lucent Technologies                 10,000       16,600
----------------------------------------------------------------

                                                          19,070
----------------------------------------------------------------

Telephone Systems
         AT&T Wireless Services, Inc.         5,000       29,250
         Worldcom, Inc.                      20,000        4,600
----------------------------------------------------------------

                                                          33,850
----------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $1,063,887)                              884,058
                                                     -----------
TOTAL INVESTMENT SECURITIES - 62.64%
         (Cost: $1,063,887)                          $   884,058
                                                     -----------
SHORT-TERM INVESTMENTS - 37.47%
         United Missouri Bank Money
         Market Fund                                     528,822

OTHER ASSETS LESS LIABILITIES - (0.11%)                   (1,485)
                                                     -----------

TOTAL NET ASSETS - 100%                              $ 1,411,395
----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                        PACIFIC ADVISORS SMALL CAP FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2002
--------------------------------------------------------------------------------

                                          Number of
                                             Shares        Value
----------------------------------------------------------------
COMMON STOCK - 105.98%
Apparel
         Ashworth, Inc.*                     34,000  $   306,340
----------------------------------------------------------------

Banks - Regional
         East West Bancorp, Inc.             25,000      863,000
         Nara Bank National Association      23,000      529,230
----------------------------------------------------------------

                                                       1,392,230
----------------------------------------------------------------

Building Materials
         Elcor Corporation                   15,000      410,250
----------------------------------------------------------------

Chemicals
         Ocean Bio-Chem, Inc.*               45,000       72,405
----------------------------------------------------------------

Computer & Related Equipment
         Intervoice, Inc.*                   90,000      144,900
         Tyler Technologies                  40,000      212,800
----------------------------------------------------------------

                                                         357,700
----------------------------------------------------------------

Communications
         Clearone Communications, Inc. *     15,000      220,950
         Bell Microproducts, Inc.*           28,000      225,400
----------------------------------------------------------------

                                                         446,350
----------------------------------------------------------------

Construction - Building
         Modtech Holding, Inc.*              17,700      222,666
----------------------------------------------------------------

Containers/Packaging
         Mobile Mini, Inc.*                  25,000      427,500
----------------------------------------------------------------

Financial Services
         First Cash Financial
         Services, Inc.*                     40,000      366,400
----------------------------------------------------------------

Food
         Monterey Pasta Company*             25,000      235,750
----------------------------------------------------------------

Footwear
         Genesco, Inc.*                      12,000      292,200
----------------------------------------------------------------

Gas
         Energen Corporation                    100        2,705
----------------------------------------------------------------

Health Care Provider
         America Service Group*              32,000      315,840
         United American Health Care         50,000      244,500
----------------------------------------------------------------

                                                         560,340
----------------------------------------------------------------

Home Furnishings
         Haverty Furniture                   14,000      276,500
----------------------------------------------------------------

Insurance - Full Line
         Gainsco, Inc.*                      20,000        1,000
----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                        PACIFIC ADVISORS SMALL CAP FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2002
--------------------------------------------------------------------------------

                                          Number of
                                             Shares        Value
----------------------------------------------------------------
COMMON STOCK CONTINUED

Insurance - Specialty
         Warrantech Corporation*             30,000  $    21,000
----------------------------------------------------------------

Oil - Integrated Majors
         Chesapeake Energy Corporation       42,000      302,400
         Remington Oil & Gas Corporation     12,000      239,040
----------------------------------------------------------------

                                                         541,440
----------------------------------------------------------------

Oilfield Equipment & Services
         Seitel, Inc.*                       25,000       25,000
         Carbo Ceramics, Inc.                 8,000      295,600
----------------------------------------------------------------

                                                         320,600
----------------------------------------------------------------

Railroads
         Railamerica, Inc.*                  70,000      757,400
----------------------------------------------------------------

Retail - Diversified
         Sonic Automotive, Inc.              23,000      592,250
----------------------------------------------------------------

Semiconductor & Related
         Camtek Limited*                     85,000       85,000
----------------------------------------------------------------

Software & Processing
         Carreker Corporation*               43,000      494,500
----------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $6,283,273)                            8,182,526
                                                     -----------
TOTAL INVESTMENT SECURITIES - 105.98%
         (Cost: $6,283,273)                          $ 8,182,526
                                                     -----------

OTHER ASSETS LESS LIABILITIES - (5.98%)                 (464,484)
                                                     -----------

TOTAL NET ASSETS - 100%                              $ 7,721,042
----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.
                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                 June 30, 2002
--------------------------------------------------------------------------------

                                                                             INCOME
                                                           GOVERNMENT           AND
                                                           SECURITIES        EQUITY
                                                                 FUND          FUND
                                                         ------------  ------------
ASSETS
         Investment Securities
             At cost                                     $ 8,430,045   $ 3,699,243
                                                         ===========   ===========
             At market value                             $ 8,470,703   $ 3,793,116
             Short-term investments, at cost, which is
                  equal to market                            934,122       418,314
         Accrued income receivable                           113,643        65,322
         Receivable from investment manager (Note 3)           1,825         2,279
         Receivable for capital shares sold                    1,197             -
         Other assets                                            270           131
                                                         -----------   -----------
         Total assets                                      9,521,760     4,279,162
                                                         -----------   -----------
LIABILITIES
         Bank Overdraft                                            -             -
         Payable for investments purchased                         -             -
         Payable for fund shares redeemed                          -             -
         Accounts payable                                      7,497         2,645
         Accounts payable to related parties (Note 3)          4,600         2,674
         Payable to Investment Manager (Note 3)                    -             -
                                                         -----------   -----------
         Total liabilities                                    12,097         5,319
                                                         -----------   -----------
    NET ASSETS                                           $ 9,509,663   $ 4,273,843
                                                         -----------   -----------
SUMMARY OF SHAREHOLDERS' EQUITY
         Paid in capital                                   9,571,643     4,376,012
         Accumulated undistributed net investment
             income                                           13,057        10,883
         Accumulated undistributed net realized gains
             (losses) on security transactions              (115,695)     (206,924)
         Net unrealized appreciation (depreciation) of
             investments                                      40,658        93,872
                                                         -----------   -----------
         Net assets at June 30, 2002                     $ 9,509,663   $ 4,273,843
                                                         -----------   -----------
CLASS A:
         Net assets                                      $ 4,651,408   $ 2,276,186
                                                         ===========   ===========
         Shares authorized                                50,000,000    50,000,000
         Shares outstanding                                  468,162       228,162
         Net asset value and redemption price per share  $      9.94   $      9.98
                                                         ===========   ===========
         Maximum offering price per share                $     10.44   $     10.48
         Sales load                                             4.75%         4.75%
CLASS C:
         Net assets                                      $ 4,858,255   $ 1,997,657
                                                         ===========   ===========
         Shares authorized                                50,000,000    50,000,000
         Shares outstanding                                  499,444       206,293
         Net asset value and redemption price per share  $      9.73   $      9.68
                                                         ===========   ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                                                        MULTI-CAP         SMALL
                                                             BALANCED        GROWTH         VALUE           CAP
                                                                 FUND          FUND          FUND          FUND
                                                         ------------  ------------  ------------  ------------
ASSETS
         Investment Securities
             At cost                                     $11,865,482   $   720,500   $ 1,063,887   $ 6,283,273
                                                         ===========   ===========   ===========   ===========
             At market value                             $13,203,967   $   620,204   $   884,058   $ 8,182,526
             Short-term investments, at cost, which is
                  equal to market                          1,057,972       141,586       528,822             -
         Accrued income receivable                           128,035           671           499         2,300
         Receivable from investment manager (Note 3)               -         2,453             -             -
         Receivable for capital shares sold                        -            47           860             -
         Other assets                                            380           709             -         7,503
                                                         -----------   -----------   -----------   -----------
         Total assets                                     14,390,354       765,670     1,414,239     8,192,329
                                                         -----------   -----------   -----------   -----------
LIABILITIES
         Bank Overdraft                                            -             -             -       440,189
         Payable for investments purchased                   171,852             -             -             -
         Payable for fund shares redeemed                      9,006             -             -        26,324
         Accounts payable                                     29,462         1,789         2,790             -
         Accounts payable to related parties (Note 3)          3,668             -            54             -
         Payable to Investment Manager (Note 3)                8,682             -             -         4,774
                                                         -----------   -----------   -----------   -----------
         Total liabilities                                   222,670         1,789         2,844       471,287
                                                         -----------   -----------   -----------   -----------
    NET ASSETS                                           $14,167,684   $   763,881   $ 1,411,395   $ 7,721,042
                                                         -----------   -----------   -----------   -----------
SUMMARY OF SHAREHOLDERS' EQUITY
         Paid in capital                                  12,655,368     1,552,636     1,591,224     6,117,950
         Accumulated undistributed net investment
             income                                                -             -             -             -
         Accumulated undistributed net realized gains
             (losses) on security transactions               173,831      (688,459)            -      (296,162)
         Net unrealized appreciation (depreciation) of
             investments                                   1,338,485      (100,296)     (179,829)    1,899,254
                                                         -----------   -----------   -----------   -----------
         Net assets at June 30, 2002                     $14,167,684   $   763,881   $ 1,411,395   $ 7,721,042
                                                         -----------   -----------   -----------   -----------
CLASS A:
         Net assets                                      $ 4,287,809   $   477,518   $   398,146   $ 6,801,487
                                                         ===========   ===========   ===========   ===========
         Shares authorized                                50,000,000    50,000,000    50,000,000    50,000,000
         Shares outstanding                                  310,230        80,210        47,273       498,867
         Net asset value and redemption price per share  $     13.82   $      5.95   $      8.42   $     13.63
                                                         ===========   ===========   ===========   ===========
         Maximum offering price per share                $     14.66   $      6.31   $      8.93   $     14.46
         Sales load                                             5.75%         5.75%         5.75%         5.75%
CLASS C:
         Net assets                                      $ 9,879,875   $   286,363   $ 1,013,249   $   919,555
                                                         ===========   ===========   ===========   ===========
         Shares authorized                                50,000,000    50,000,000    50,000,000    50,000,000
         Shares outstanding                                  728,959        49,297       120,494        71,521
         Net asset value and redemption price per share  $     13.55   $      5.81   $      8.41   $     12.86
                                                         ===========   ===========   ===========   ===========

                           PACIFIC ADVISORS FUND INC.
                      STATEMENT OF OPERATIONS (UNAUDITED)
                       For the period ended June 30, 2002
--------------------------------------------------------------------------------

                                            INCOME
                            GOVERNMENT         AND
                            SECURITIES      EQUITY
                                  FUND        FUND
                           -----------  ----------
INVESTMENT INCOME
    Dividends              $   24,856   $  20,707
    Interest                  206,077      91,026
                           ----------   ---------
         Total Income         230,933     111,733
                           ----------   ---------

EXPENSES
    Investment Management
       Fees                    17,514      15,348
    Transfer Agent Fees        17,345       9,926
    Fund Accounting Fees       26,240      11,034
    Legal Fees                 11,732       5,078
    Audit Fees                  9,821       3,839
    Registration Fees           6,045       4,006
    Printing                    1,649       1,378
    Custody Fees                4,105       4,095
    Director
       Fees/Meetings            1,219         495
    Distribution Fees
       (Note 3)                28,338      11,057
    Other Expense               1,691         907
                           ----------   ---------
         Total Expenses,
            before
           reimbursements     125,699      67,163
    Less fees waived and
       expenses
       reimbursed
       (Note 3)                19,002      18,143
                           ----------   ---------
         Net Expenses         106,697      49,020
                           ----------   ---------
NET INVESTMENT INCOME
    (LOSS)                    124,236      62,713
                           ----------   ---------
NET REALIZED AND
    UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
    Net Realized gain
       (loss) on
       investments           (117,039)   (134,720)

    Net Unrealized
       appreciation
       (depreciation) of
       investments           (120,622)    (10,348)
                           ----------   ---------
                             (237,661)   (145,068)
                           ----------   ---------

NET INCREASE (DECREASE)
    IN NET ASSETS
    RESULTING FROM
    OPERATIONS             $ (113,425)  $ (82,355)
                           ----------   ---------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                   MULTI-CAP       SMALL
                            BALANCED      GROWTH       VALUE         CAP
                                FUND        FUND        FUND        FUND
                           ---------  ----------  ----------  ----------
INVESTMENT INCOME
    Dividends              $ 46,044   $   1,771   $     582   $  13,467
    Interest                187,121         357         410       8,655
                           --------   ---------   ---------   ---------
         Total Income       233,165       2,128         992      22,122
                           --------   ---------   ---------   ---------

EXPENSES
    Investment Management
       Fees                  48,444       3,385           -      30,537
    Transfer Agent Fees      26,401       1,529         573      26,601
    Fund Accounting Fees     37,512       7,620       1,441      24,761
    Legal Fees               18,373       1,012         544      13,405
    Audit Fees               12,852         980         578       8,588
    Registration Fees        15,205         279         375      11,446
    Printing                 17,523       1,794         150      12,735
    Custody Fees              4,401       3,587       1,912       5,665
    Director
       Fees/Meetings          2,468          70          60       1,494
    Distribution Fees
       (Note 3)              46,785       2,499       1,769      13,535
    Other Expense             2,877         505         116       1,095
                           --------   ---------   ---------   ---------
         Total Expenses,
            before
           reimbursements   232,841      23,260       7,518     149,862
    Less fees waived and
       expenses
       reimbursed
       (Note 3)                   -       8,301           -
                           --------   ---------   ---------   ---------
         Net Expenses       232,841      14,959       7,518     149,862
                           --------   ---------   ---------   ---------
NET INVESTMENT INCOME
    (LOSS)                      324     (12,831)     (6,526)   (127,740)
                           --------   ---------   ---------   ---------
NET REALIZED AND
    UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
    Net Realized gain
       (loss) on
       investments          264,674     (41,861)          -    (467,080)

    Net Unrealized
       appreciation
       (depreciation) of
       investments         (888,424)    (90,036)   (179,829)   (314,718)
                           --------   ---------   ---------   ---------
                           (623,750)   (131,897)   (179,829)   (781,798)
                           --------   ---------   ---------   ---------

NET INCREASE (DECREASE)
    IN NET ASSETS
    RESULTING FROM
    OPERATIONS             $(623,426) $(144,728)  $(186,355)  $(909,538)
                           --------   ---------   ---------   ---------

                           PACIFIC ADVISORS FUND INC.
                 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                               GOVERNMENT SECURITIES FUND
                           ----------------------------------
                             Period ended          Year ended
                            June 30, 2002   December 31, 2001
                           --------------  ------------------
INCREASE (DECREASE) IN
    NET ASSETS
    FROM OPERATIONS
    Net investment income
       (loss)              $     124,236     $     281,325
    Net realized gain
       (loss) on
       investments              (117,039)          391,275
    Change in net
       unrealized
       appreciation
       (depreciation) of
       investments              (120,622)         (727,872)
                           -------------     -------------
    Increase (decrease)
       in net assets
       resulting from
       operations               (113,425)          (55,272)
                           -------------     -------------
    FROM DISTRIBUTIONS TO
       SHAREHOLDERS
    Class A:
         Net investment
            income               (65,150)         (188,071)
         Net capital
            gains                      -          (236,533)

    Class C:
         Net investment
            income               (45,577)          (96,121)
         Net capital
            gains                      -          (153,142)
                           -------------     -------------

    Decrease in net
       assets resulting
       from distributions       (110,727)         (673,867)
                           -------------     -------------

    FROM CAPITAL SHARE
       TRANSACTIONS
       (NOTE 5)
    Proceeds from shares
       sold                    1,189,504         3,747,786
    Proceeds from shares
       purchased by
       reinvestment of
       dividends                  81,399           476,293
    Cost of shares
       repurchased             2,196,486        (1,587,968)
                           -------------     -------------
    Increase (decrease)
       in net assets
       derived from
       capital share
       transactions             (925,583)        2,636,111
                           -------------     -------------

    INCREASE (DECREASE)
       IN NET ASSETS          (1,149,735)        1,906,972

NET ASSETS
    Beginning of period       10,659,398         8,752,426
                           -------------     -------------
    End of period          $   9,509,663     $  10,659,398
                           -------------     -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                 INCOME AND EQUITY FUND                  BALANCED FUND
                           ----------------------------------  ----------------------------------
                             Period ended          Year ended    Period ended          Year ended
                            June 30, 2002   December 31, 2001   June 30, 2002   December 31, 2001
                           --------------  ------------------  --------------  ------------------
INCREASE (DECREASE) IN
    NET ASSETS
    FROM OPERATIONS
    Net investment income
       (loss)              $      62,713     $     150,391     $         324     $      23,993
    Net realized gain
       (loss) on
       investments              (134,720)           (3,647)          264,674           (97,966)
    Change in net
       unrealized
       appreciation
       (depreciation) of
       investments               (10,348)          (83,355)         (888,424)         (528,712)
                           -------------     -------------     -------------     -------------
    Increase (decrease)
       in net assets
       resulting from
       operations                (82,355)           63,389          (623,426)         (602,685)
                           -------------     -------------     -------------     -------------
    FROM DISTRIBUTIONS TO
       SHAREHOLDERS
    Class A:
         Net investment
            income               (33,183)         (103,899)                -           (29,846)
         Net capital
            gains                      -                 -                 -                 -

    Class C:
         Net investment
            income               (21,317)          (46,153)                -           (12,112)
         Net capital
            gains                      -                 -                 -                 -
                           -------------     -------------     -------------     -------------

    Decrease in net
       assets resulting
       from distributions        (54,500)         (150,052)                -           (41,958)
                           -------------     -------------     -------------     -------------

    FROM CAPITAL SHARE
       TRANSACTIONS
       (NOTE 5)
    Proceeds from shares
       sold                      898,888         1,639,965         3,369,073         4,492,256
    Proceeds from shares
       purchased by
       reinvestment of
       dividends                  40,830            88,310                 -            33,535
    Cost of shares
       repurchased              (602,023)         (600,068)         (994,688)       (1,965,499)
                           -------------     -------------     -------------     -------------
    Increase (decrease)
       in net assets
       derived from
       capital share
       transactions              337,695         1,128,207         2,374,385         2,560,292
                           -------------     -------------     -------------     -------------

    INCREASE (DECREASE)
       IN NET ASSETS             200,840         1,041,544         1,750,959         1,915,649

NET ASSETS
    Beginning of period        4,073,003         3,031,459        12,416,725        10,501,076
                           -------------     -------------     -------------     -------------
    End of period          $   4,273,843     $   4,073,003     $  14,167,684     $  12,416,725
                           -------------     -------------     -------------     -------------

                           PACIFIC ADVISORS FUND INC.
                 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                     GROWTH FUND
                           --------------------------------
                            Period ended         Year ended
                           June 30, 2002  December 31, 2001
                           -------------  -----------------
INCREASE (DECREASE) IN
    NET ASSETS
    FROM OPERATIONS
    Net investment income
       (loss)              $     (12,831)   $     (21,948)
    Net realized gain
       (loss) on
       investments               (41,861)        (638,048)
    Change in net
       unrealized
       appreciation
       (depreciation) of
       investments               (90,036)         189,580
                           -------------    -------------
    Increase (decrease)
       in net assets
       resulting from
       operations               (144,728)        (470,416)
                           -------------    -------------
    FROM DISTRIBUTIONS TO
       SHAREHOLDERS
    Class A:
         Net investment
            income                     -                -
         Net capital
            gains                      -                -

    Class C:
         Net investment
            income                     -                -
         Net capital
            gains                      -                -
                           -------------    -------------

    Decrease in net
       assets resulting
       from distributions              -                -
                           -------------    -------------

    FROM CAPITAL SHARE
       TRANSACTIONS
       (NOTE 5)
    Proceeds from shares
       sold                       81,419          302,279
    Proceeds from shares
       purchased by
       reinvestment of
       dividends                       -                -
    Cost of shares
       repurchased              (200,350)        (356,953)
                           -------------    -------------
    Increase (decrease)
       in net assets
       derived from
       capital share
       transactions             (118,931)         (54,674)
                           -------------    -------------

    INCREASE (DECREASE)
       IN NET ASSETS            (263,659)        (525,090)

NET ASSETS
    Beginning of period        1,027,540        1,552,630
                           -------------    -------------
    End of period          $     763,881    $   1,027,540
                           -------------    -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                 MULTI-CAP VALUE FUND                 SMALL CAP FUND
                           --------------------------------  --------------------------------
                            Period ended         Year ended   Period ended         Year ended
                           June 30, 2002  December 31, 2001  June 30, 2002  December 31, 2001
                           -------------  -----------------  -------------  -----------------
INCREASE (DECREASE) IN
    NET ASSETS
    FROM OPERATIONS
    Net investment income
       (loss)              $      (6,526)   $           -    $    (127,740)   $    (299,360)
    Net realized gain
       (loss) on
       investments                     -                -         (467,080)         673,794
    Change in net
       unrealized
       appreciation
       (depreciation) of
       investments              (179,829)               -         (314,718)         981,573
                           -------------    -------------    -------------    -------------
    Increase (decrease)
       in net assets
       resulting from
       operations               (186,355)               -         (909,538)       1,356,007
                           -------------    -------------    -------------    -------------
    FROM DISTRIBUTIONS TO
       SHAREHOLDERS
    Class A:
         Net investment
            income                     -                -                -                -
         Net capital
            gains                      -                -                -         (424,341)

    Class C:
         Net investment
            income                     -                -                -                -
         Net capital
            gains                      -                -                -          (51,047)
                           -------------    -------------    -------------    -------------

    Decrease in net
       assets resulting
       from distributions              -                -                -         (475,388)
                           -------------    -------------    -------------    -------------

    FROM CAPITAL SHARE
       TRANSACTIONS
       (NOTE 5)
    Proceeds from shares
       sold                    1,607,191                -          905,880        6,321,864
    Proceeds from shares
       purchased by
       reinvestment of
       dividends                       -                -                -          352,143
    Cost of shares
       repurchased                (9,440)               -         (876,107)      (5,949,108)
                           -------------    -------------    -------------    -------------
    Increase (decrease)
       in net assets
       derived from
       capital share
       transactions            1,597,751                -           29,773          724,899
                           -------------    -------------    -------------    -------------

    INCREASE (DECREASE)
       IN NET ASSETS           1,411,396                -         (879,765)       1,605,518

NET ASSETS
    Beginning of period                -                -        8,600,807        6,995,289
                           -------------    -------------    -------------    -------------
    End of period          $   1,411,396    $           -    $   7,721,042    $   8,600,807
                           -------------    -------------    -------------    -------------

                           PACIFIC ADVISORS FUND INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 June 30, 2002
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

        Pacific Advisors Fund Inc. (the "Company") is an open-end diversified investment management company registered under the Investment Company Act of 1940, as amended. The Company currently offers six Funds: Government Securities Fund, Income and Equity, Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies and restrictions. The Government Securities Fund seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. The Income and Equity Fund seeks to provide current income and secondarily, long-term capital appreciation. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced market risk. The Growth Fund seeks to achieve long-term capital appreciation through investment in medium to large capitalization companies. The Multi-Cap Value Fund seeks long-term capital appreciation by investing in a diversified portfolio of large to small capitalization companies. The Small Cap Fund seeks to provide capital appreciation through investment in small capitalization companies.

        Effective April 1, 1998, the Funds offer Class A and Class C shares, each of which has equal rights as to assets and voting privileges except that Class A and Class C each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each Class of shares differs in its respective service and distribution expenses and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

        A. SECURITY VALUATION. Securities listed on a national securities exchange and certain over-the counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the New York Stock Exchange. OTC issues not quoted on the NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity of less than 60 days are valued on an amortized cost basis. Premium or discounton debt securities are amortized.

        B. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal Income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

        C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. The declare and distribute dividends of their net investment income, if any, quarterly. The Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund declare and distribute dividends of their net investment income, if any, annually. The Board of Directors will determine the amount and timing of such payments. Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Fund.

        D. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts inthe financial statements and footnotes. Actual results could differ from those estimates.

NOTE 3. INVESTMENT MANAGEMENT, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS.

        The Company and the Funds have entered into investment management agreements ("Management Agreements") with Pacific Global Investment Management Company, Inc. ("Investment Manager").

        The Management Agreements provide for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.65% of average net assets for the Government Securities Fund, 0.75% of average net assets for the Income and Equity, Balanced, Growth and Small Cap Funds and 1.00% of average net assets for the Multi-Cap Value Fund. The Investment Manager has entered into sub-advisory agreements ("Sub-Advisory Agreement") with Bache Capital Management, Spectrum Asset Management, Inc. and Meyers Capital Management, LLC ("Advisors") for the Balanced, Government Securities and Multi-Cap Value Funds, respectively. It has also entered into co-management agreement ("Co-management Agreement") with Bache Capital Management ("Advisor") for the Income and Equity Fund. The Investment Manager is solely responsible for the payment of these fees to the Advisors.

        In accordance with Expense Limitation agreements with the Company , the Investment Manager is required to waive fees and/or reimburse expenses in amounts necessary to keep the total Fund operating expenses of certain Funds (as a percentage of average net assets) at or below the percentages shown below:

                                           Class A   Class C
Government Securities Fund                   1.65%     2.40%
Income and Equity Fund                       1.85%     2.60%
Growth Fund                                  2.50%     3.25%
Multi-Cap Value Fund                         2.50%     3.25%

        These agreements may be terminated by either party. In addition, from time to time, the Investment Manager and Advisors may voluntarily waive their management and sub-advisory fees, and/or absorb certain expenses for the Funds.

        Pursuant to the Expense Limitation Agreements, voluntary waiver of fees and the assumption of expenses by the

                           PACIFIC ADVISORS FUND INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 June 30, 2002
--------------------------------------------------------------------------------

Investment Manager, the following amounts were waived or reimbursed for the year ended June 30, 2002.

                                                         Expense
                                          Management  Reimburse-
                                                Fees       ments
Government Securities Fund                $   17,514  $    4,144
Income and Equity Fund                        15,348       2,795
Growth Fund                                    3,385       4,916

        With the exception of the Growth Fund, these waived and reimbursed expenses may be subject to future recoupment by the Investment Manager.

        Fund operating expenses may not fall below the current expense levels in subsequent years until the Investment Manager has fully recouped fees forgone and expenses paid or assumed, as each fund will reimburse the Investment Manager in subsequent years during which the Fund's total assets are greater than $20,000,000. Such recoupments, if any, are limited to a period of five years from the date on which the first reimbursement is made to the Investment Manager on a fund by fund basis. As of June 30, 2002, the cumulative amounts unrecouped by the Investment Manager since the commencement of operations are:

Government Securities Fund                    $ 811,446
Income and Equity Fund                          604,786
Balanced Fund                                   330,893
Small Cap Fund                                  217,445

        For the year ended June 30, 2002, Pacific Global Fund
Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received commissions on sales of capital stock, after deducting amounts allowed to authorized distributors as commissions. The amounts are as follows:

                                          Underwriting
                                                  Fees  Commissions
                                              Retained         Paid
Government Securities Fund                $        891  $     4,645
Income and Equity Fund                             140          745
Balanced Fund                                      704        3,343
Growth Fund                                        346        1,625
Multi-Cap Value fund                             1,949        9,563
Small Cap Fund                                   1,506        7,137

        PGFD is a wholly-owned subsidiary of the Investment Manager.

        The Company and the Funds have entered into agreements with Pacific Global Investor Services, Inc. ("PGIS") to provide fund accounting services at the monthly fee of three basis points for the first one hundred million in net assets or aminimum of $1,250. In addition, agreements to provide transfer agent services has also been entered into at a rate of $18.00 per year per open account and $2.00 per year per closed account with minimum charges of $1,250 per month and $750 per month, respectively, for the A and C share accounts. PGIS is a wholly owned subsidiary of the Investment Manager.

        Accounts payable to related parties consists of management fees payable to the Investment Manager and fund accounting and transfer agent fees payable to PGIS.

        The Company has adopted a plan of distribution, whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% and 1.00% per annum of each Fund's daily net assets for A shares and C shares, respectively. For the period ended June 30, 2002, total service fees were:

Government Securities Fund                    $  28,338
Income and Equity Fund                           11,057
Balanced Fund                                    46,785
Growth Fund                                       2,499
Small Cap Fund                                   13,535
Multi-Cap Value Fund                              1,768

NOTE 4. PURCHASE AND SALES OF SECURITIES

        The following summarizes purchases and sales of investment securities, other than short-term investments, and aggregate gross unrealized appreciation and depreciation on tax basis by each Fund for the year ended and as of June 30, 2002.

                            Period ended June 30, 2002              As of June 30, 2002
                                                                Gross         Gross  Net Unrealized
                                 Cost of       Proceeds    Unrealized    Unrealized    Appreciation
                               Purchases     From Sales  Appreciation  Depreciation  (Depreciation)
Government Securities
  Fund                       $5,038,228     $5,260,587   $     96,408  $     55,750  $       40,658
Income and Equity Fund       1,621,974      1,412,152         235,694       141,822          93,872
Balanced Fund                5,689,691      3,084,652       1,810,557       472,072       1,338,485
Growth Fund                    519,148        326,278          32,680       132,976        (100,296)
Multi-Cap Value Fund         1,063,891              -           7,061       186,890        (179,829)
Small Cap Fund               1,334,327      1,470,415       3,009,802     1,110,548       1,899,254

                           PACIFIC ADVISORS FUND INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 June 30, 2002
--------------------------------------------------------------------------------

NOTE 5. CAPITAL SHARE TRANSACTIONS

                                    Period ended           Year ended
                                   June 30, 2002       December 31, 2001
                                --------------------  --------------------
                                  Shares      Amount    Shares      Amount
                                --------  ----------  --------  ----------
GOVERNMENT SECURITIES FUND
CLASS A
Shares Sold                       17,670  $  176,678   183,496  $1,958,761
Reinvestment of Distributions      3,771      37,448    23,157     239,011
                                --------  ----------  --------  ----------
                                  21,441     214,126   206,653   2,197,772
Shares Repurchased              (192,211) (1,919,301) (125,468) (1,327,580)
                                --------  ----------  --------  ----------
Net Increase (decrease)         (170,770) $(1,705,175)   81,185 $  870,192
                                ========  ==========  ========  ==========
CLASS C
Shares Sold                      104,283  $1,012,826   170,695  $1,789,025
Reinvestment of Distributions      4,516      43,951    23,526     237,282
                                --------  ----------  --------  ----------
                                 108,799   1,056,777   194,221   2,026,307
Shares Repurchased               (28,311)   (277,185)  (24,999)   (260,388)
                                --------  ----------  --------  ----------
Net Increase (decrease)           80,488  $  779,592   169,222  $1,765,919
                                ========  ==========  ========  ==========

                                    Period ended           Year ended
                                   June 30, 2002       December 31, 2001
                                --------------------  --------------------
                                  Shares      Amount    Shares      Amount
                                --------  ----------  --------  ----------
INCOME AND EQUITY FUND
CLASS A
Shares Sold                       16,255  $  164,977    81,153  $  865,675
Reinvestment of Distributions      2,038      20,548     4,103      43,103
                                --------  ----------  --------  ----------
                                  18,293     185,525    85,256     908,778
Shares Repurchased               (52,849)   (538,855)  (35,101)   (375,038)
                                --------  ----------  --------  ----------
Net Increase (decrease)          (34,556) $ (353,330)   50,155  $  533,740
                                ========  ==========  ========  ==========
CLASS C
Shares Sold                       74,476  $  733,911    73,799  $  774,290
Reinvestment of Distributions      2,072      20,282     4,414      45,207
                                --------  ----------  --------  ----------
                                  76,548     754,193    78,213     819,497
Shares Repurchased                (6,391)    (63,168)  (21,469)   (225,030)
                                --------  ----------  --------  ----------
Net Increase (decrease)           70,157  $  691,025    56,744  $  594,467
                                ========  ==========  ========  ==========

                           PACIFIC ADVISORS FUND INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 June 30, 2002
--------------------------------------------------------------------------------

                                   Period ended         Year ended
                                  June 30, 2002      December 31, 2001
                                ------------------  -------------------
                                 Shares     Amount   Shares      Amount
                                -------  ---------  -------  ----------

BALANCED FUND
CLASS A
Shares Sold                      12,692  $ 182,013   52,024  $  785,572
Reinvestment of Distributions         -          -    1,525      21,789
                                -------  ---------  -------  ----------
                                 12,692    182,013   53,549     807,361
Shares Repurchased              (49,999)  (717,761) (96,396) (1,459,083)
                                -------  ---------  -------  ----------
Net Increase (decrease)         (37,307) $(535,748) (42,847) $ (651,722)
                                =======  =========  =======  ==========
CLASS C
Shares Sold                     226,428  $3,187,060 252,091  $3,706,684
Reinvestment of Distributions         -          -      836      11,746
                                -------  ---------  -------  ----------
                                226,428  3,187,060  252,927   3,718,430
Shares Repurchased              (19,650)  (276,927) (34,806)   (506,416)
                                -------  ---------  -------  ----------
Net Increase (decrease)         206,778  $2,910,133 218,121  $3,212,014
                                =======  =========  =======  ==========

                                   Period ended         Year ended
                                  June 30, 2002      December 31, 2001
                                ------------------  -------------------
                                 Shares     Amount   Shares      Amount
                                -------  ---------  -------  ----------

GROWTH FUND
CLASS A
Shares Sold                       8,526  $  57,376   15,377  $  125,475
Reinvestment of Distributions         -          -        -           -
                                -------  ---------  -------  ----------
                                  8,526     57,376   15,377     125,475
Shares Repurchased              (11,910)   (79,925) (15,660)   (116,875)
                                -------  ---------  -------  ----------
Net Increase (decrease)          (3,384) $ (22,549)    (283) $    8,600
                                =======  =========  =======  ==========
CLASS C
Shares Sold                       3,677  $  24,043   20,796  $  176,804
Reinvestment of Distributions         -          -        -           -
                                -------  ---------  -------  ----------
                                  3,677     24,043   20,796     176,804
Shares Repurchased              (18,100)  (120,425) (32,100)   (240,078)
                                -------  ---------  -------  ----------
Net Increase (decrease)         (14,423) $ (96,382) (11,304) $  (63,274)
                                =======  =========  =======  ==========

                           PACIFIC ADVISORS FUND INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 June 30, 2002
--------------------------------------------------------------------------------

                                   Period ended          Year ended
                                  June 30, 2002      December 31, 2001
                                ------------------  --------------------
                                 Shares     Amount    Shares      Amount
                                -------  ---------  --------  ----------

MULTI-CAP VALUE FUND
CLASS A
Shares Sold                      48,273  $ 462,121         -  $        -
Reinvestment of Distributions         -          -         -           -
                                -------  ---------  --------  ----------
                                 48,273    462,121         -           -
Shares Repurchased               (1,000)    (9,440)        -           -
                                -------  ---------  --------  ----------
Net Increase (decrease)          47,273  $ 452,681         -  $        -
                                =======  =========  ========  ==========
CLASS C
Shares Sold                     120,494  $1,145,070        -  $        -
Reinvestment of Distributions         -          -         -           -
                                -------  ---------  --------  ----------
                                120,494  1,145,070         -           -
Shares Repurchased                    -          -         -           -
                                -------  ---------  --------  ----------
Net Increase (decrease)         120,494  $1,145,070        -  $        -
                                =======  =========  ========  ==========

                                   Period ended          Year ended
                                  June 30, 2002      December 31, 2001
                                ------------------  --------------------
                                 Shares     Amount    Shares      Amount
                                -------  ---------  --------  ----------

SMALL CAP FUND
CLASS A
Shares Sold                      49,431  $ 725,290   389,300  $5,904,727
Reinvestment of Distributions         -          -    20,818     307,699
                                -------  ---------  --------  ----------
                                 49,431    725,290   410,118   6,212,426
Shares Repurchased              (56,997)  (833,665) (391,052) (5,865,605)
                                -------  ---------  --------  ----------
Net Increase (decrease)          (7,566) $(108,375)   19,066  $  346,821
                                =======  =========  ========  ==========
CLASS C
Shares Sold                      13,318  $ 180,590    28,912  $  417,137
Reinvestment of Distributions         -          -     3,166      44,444
                                -------  ---------  --------  ----------
                                 13,318    180,590    32,078     461,581
Shares Repurchased               (3,030)   (42,442)   (5,668)    (83,503)
                                -------  ---------  --------  ----------
Net Increase (decrease)          10,288  $ 138,148    26,410  $  378,078
                                =======  =========  ========  ==========

                           PACIFIC ADVISORS FUND INC.
                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                        GOVERNMENT SECURITIES FUND
                                              ------------------------------------------------------------------------------
                                                                                 Class A
                                              ------------------------------------------------------------------------------
                                              For the six months               For the year ended December 31,
                                                           ended  ----------------------------------------------------------
                                                   June 30, 2002           2001           2000           1999           1998
                                              ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $           10.15   $      10.88   $       9.74   $      10.59   $       9.87
                                              -----------------   ------------   ------------   ------------   ------------
     Income from investing operations
          Net investment income                            0.17           0.31           0.35           0.30           0.34
          Net realized and unrealized gains
               (losses) on securities                     (0.26)         (0.37)          1.41          (0.84)          1.38
                                              -----------------   ------------   ------------   ------------   ------------
     Total from investment operations                     (0.09)         (0.06)          1.76          (0.54)          1.72
                                              -----------------   ------------   ------------   ------------   ------------
     Less distributions
          From net investment income                      (0.12)         (0.29)         (0.34)         (0.29)         (0.33)
          From net capital gains                              -          (0.38)         (0.28)         (0.02)         (0.67)
                                              -----------------   ------------   ------------   ------------   ------------
     Total distributions                                  (0.12)         (0.67)         (0.62)         (0.31)         (1.00)
                                              -----------------   ------------   ------------   ------------   ------------
     Net asset value, end of period           $            9.94   $      10.15   $      10.88   $       9.74   $      10.59
                                              -----------------   ------------   ------------   ------------   ------------

TOTAL INVESTMENT RETURN (b)                               (0.85)%        (0.49)%        18.42%         (5.04)%        17.82%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $           4,651   $      6,487   $      6,071   $      5,220   $      5,456
     Ratio of net investment income to
          average net assets
               With expense reductions                     1.42%          3.01%          3.46%          2.99%          3.32%
               Without expense reductions                  1.23%          2.22%          2.08%          1.02%          1.04%
     Ratio of expenses to average net assets
               With expense reductions                     0.93%          1.65%          1.65%          1.60%          1.66%
               Without expense reductions                  1.12%          2.43%          3.03%          3.57%          3.94%
     Fund portfolio turnover rate                        108.13%         75.81%         22.21%        147.01%         41.98%

                                                                                   Class C
                                              ----------------------------------------------------------------------------------
                                              For the six months        For the year ended December 31,         April 2, 1998(c)
                                                           ended  -------------------------------------------                 to
                                                   June 30, 2002           2001           2000           1999  December 31, 1998
                                              ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $            9.96   $      10.74   $       9.63   $      10.50   $          10.24
                                              -----------------   ------------   ------------   ------------   ----------------
     Income from investing operations
          Net investment income                            0.11           0.25           0.29           0.27               0.23
          Net realized and unrealized gains
               (losses) on securities                     (0.24)         (0.38)          1.38          (0.88)              1.02
                                              -----------------   ------------   ------------   ------------   ----------------
     Total from investment operations                     (0.13)         (0.13)          1.67          (0.61)              1.25
                                              -----------------   ------------   ------------   ------------   ----------------
     Less distributions
          From net investment income                      (0.10)         (0.27)         (0.28)         (0.24)             (0.32)
          From net capital gains                              -          (0.38)         (0.28)         (0.02)             (0.67)
                                              -----------------   ------------   ------------   ------------   ----------------
     Total distributions                                  (0.10)         (0.65)         (0.56)         (0.26)             (0.99)
                                              -----------------   ------------   ------------   ------------   ----------------
     Net asset value, end of period           $            9.73   $       9.96   $      10.74   $       9.63   $          10.50
                                              -----------------   ------------   ------------   ------------   ----------------

TOTAL INVESTMENT RETURN (b)                               (1.28)%        (1.21)%        17.57%         (5.77)%            12.48%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $           4,858   $      4,172   $      2,682   $      1,923   $            795
     Ratio of net investment income to
          average net assets
               With expense reductions                     1.08%          2.25%          2.79%          2.18%              2.05%(a)
               Without expense reductions                  0.88%          1.28%          1.23%          0.22%              0.63%(a)
     Ratio of expenses to average net assets
               With expense reductions                     1.33%          2.40%          2.36%          2.38%              1.06%(a)
               Without expense reductions                  1.52%          3.37%          3.92%          4.34%              2.48%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation
(c)  Commencement of operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                          INCOME AND EQUITY FUND
                                              ------------------------------------------------------------------------------
                                                                                 Class A
                                              ------------------------------------------------------------------------------
                                              For the six months               For the year ended December 31,
                                                           ended  ----------------------------------------------------------
                                                   June 30, 2002           2001           2000           1999           1998
                                              ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $           10.31   $      10.43   $      10.39   $      10.74   $       9.98
                                              -----------------   ------------   ------------   ------------   ------------
     Income from investing operations
          Net investment Income                            0.19           0.42           0.52           0.43           0.37
          Net realized and unrealized gains
               (losses) on securities                     (0.38)         (0.14)          0.07          (0.39)          0.83
                                              -----------------   ------------   ------------   ------------   ------------
     Total from investment operations                     (0.19)          0.28           0.59           0.04           1.20
                                              -----------------   ------------   ------------   ------------   ------------
     Less distributions
          From net investment income                      (0.14)         (0.40)         (0.55)         (0.37)         (0.34)
          From net capital gains                              -              -              -          (0.02)         (0.10)
                                              -----------------   ------------   ------------   ------------   ------------
     Total distributions                                  (0.14)         (0.40)         (0.55)         (0.39)         (0.44)
                                              -----------------   ------------   ------------   ------------   ------------
     Net asset value, end of period           $            9.98   $      10.31   $      10.43   $      10.39   $      10.74
                                              -----------------   ------------   ------------   ------------   ------------

TOTAL INVESTMENT RETURN (b)                               (1.82)%         2.63%          6.03%          0.19%         12.14%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $           2,276   $      2,708   $      2,217   $      2,664   $      2,646
     Ratio of net investment income to
          average net assets
               With expense reductions                     1.77%          4.28%          4.67%          4.08%          3.68%
               Without expense reductions                  1.31%          2.66%          2.76%          1.86%          0.83%
     Ratio of expenses to average net assets
               With expense reductions                     1.03%          1.85%          1.83%          1.85%          1.83%
               Without expense reductions                  1.49%          3.47%          3.75%          4.06%          4.67%
     Fund portfolio turnover rate                         41.70%         43.38%         21.83%         37.34%         16.72%

                                                                                   Class C
                                              ----------------------------------------------------------------------------------
                                              For the six months        For the year ended December 31,         April 2, 1998(c)
                                                           ended  -------------------------------------------                 to
                                                   June 30, 2002           2001           2000           1999  December 31, 1998
                                              ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $           10.03   $      10.26   $      10.15   $      10.62   $          10.39
                                              -----------------   ------------   ------------   ------------   ----------------
     Income from investing operations
          Net investment Income                            0.17           0.42           0.35           0.41               0.22
          Net realized and unrealized gains
               (losses) on securities                     (0.40)         (0.22)          0.10          (0.43)              0.43
                                              -----------------   ------------   ------------   ------------   ----------------
     Total from investment operations                     (0.23)          0.20           0.45          (0.02)              0.65
                                              -----------------   ------------   ------------   ------------   ----------------
     Less distributions
          From net investment income                      (0.12)         (0.43)         (0.34)         (0.43)             (0.32)
          From net capital gains                              -              -              -          (0.02)             (0.10)
                                              -----------------   ------------   ------------   ------------   ----------------
     Total distributions                                  (0.12)         (0.43)         (0.34)         (0.45)             (0.42)
                                              -----------------   ------------   ------------   ------------   ----------------
     Net asset value, end of period           $            9.68   $      10.03   $      10.26   $      10.15   $          10.62
                                              -----------------   ------------   ------------   ------------   ----------------

TOTAL INVESTMENT RETURN (b)                               (2.17)%         1.81%          4.32%         (0.02)%             6.41%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $           1,998   $      1,365   $        815   $      1,850   $            702
     Ratio of net investment income to
          average net assets
               With expense reductions                     1.36%          3.58%          3.90%          3.45%              2.16%(a)
               Without expense reductions                  0.89%          1.65%          1.88%          1.65%              0.31%(a)
     Ratio of expenses to average net assets
               With expense reductions                     1.51%          2.60%          2.55%          2.51%              1.43%(a)
               Without expense reductions                  1.98%          4.54%          4.57%          4.30%              3.28%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation
(c)  Commencement of operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                              BALANCED FUND
                                              ------------------------------------------------------------------------------
                                                                                 Class A
                                              ------------------------------------------------------------------------------
                                              For the six months               For the year ended December 31,
                                                           ended  ----------------------------------------------------------
                                                   June 30, 2002           2001           2000           1999           1998
                                              ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $           14.42   $      15.22   $      14.04   $      12.69   $      12.06
                                              -----------------   ------------   ------------   ------------   ------------
     Income from investing operations
          Net investment income                            0.03           0.10           0.21           0.12           0.03
          Net realized and unrealized gains
               (losses) on securities                     (0.63)         (0.81)          1.19           1.47           0.90
                                              -----------------   ------------   ------------   ------------   ------------
     Total from investment operations                     (0.60)         (0.71)          1.40           1.59           0.93
                                              -----------------   ------------   ------------   ------------   ------------
     Less distributions
          From net investment income                          -          (0.09)         (0.15)         (0.12)             -
          From net capital gains                              -              -          (0.07)         (0.12)         (0.30)
                                              -----------------   ------------   ------------   ------------   ------------
     Total distributions                                      -          (0.09)         (0.22)         (0.24)         (0.30)
                                              -----------------   ------------   ------------   ------------   ------------
     Net asset value, end of period           $           13.82   $      14.42   $      15.22   $      14.04   $      12.69
                                              -----------------   ------------   ------------   ------------   ------------

TOTAL INVESTMENT RETURN (b)                               (4.16)%        (4.69)%         9.99%         12.61%          7.76%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $           4,288   $      5,013   $      5,942   $      7,008   $      6,420
     Ratio of net investment income to
          average net assets
               With expense reductions                     0.16%          0.55%          1.15%          0.91%          0.22%
               Without expense reductions                  0.16%          0.55%          0.74%          0.51%         (0.18)%
     Ratio of expenses to average net assets
               With expense reductions                     1.57%          3.22%          2.88%          3.22%          3.48%
               Without expense reductions                  1.57%          3.22%          3.28%          3.62%          3.88%
     Fund portfolio turnover rate                         26.52%         42.20%         43.30%         52.47%         53.97%

                                                                                   Class C
                                              ----------------------------------------------------------------------------------
                                              For the six months        For the year ended December 31,         April 2, 1998(c)
                                                           ended  -------------------------------------------                 to
                                                   June 30, 2002           2001           2000           1999  December 31, 1998
                                              ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $           14.18   $      14.99   $      13.91   $      12.61   $          13.09
                                              -----------------   ------------   ------------   ------------   ----------------
     Income from investing operations
          Net investment income                            0.02           0.01           0.07           0.03              (0.04)
          Net realized and unrealized gains
               (losses) on securities                     (0.65)         (0.80)          1.17           1.42              (0.13)
                                              -----------------   ------------   ------------   ------------   ----------------
     Total from investment operations                     (0.63)         (0.79)          1.24           1.45              (0.17)
                                              -----------------   ------------   ------------   ------------   ----------------
     Less distributions
          From net investment income                          -          (0.02)         (0.09)         (0.03)             (0.01)
          From net capital gains                              -              -          (0.07)         (0.12)             (0.30)
                                              -----------------   ------------   ------------   ------------   ----------------
     Total distributions                                      -          (0.02)         (0.16)         (0.15)             (0.31)
                                              -----------------   ------------   ------------   ------------   ----------------
     Net asset value, end of period           $           13.55   $      14.18   $      14.99   $      13.91   $          12.61
                                              -----------------   ------------   ------------   ------------   ----------------

TOTAL INVESTMENT RETURN (b)                               (4.44)%        (5.25)%         8.92%         11.57%             (1.28)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $           9,880   $      7,404   $      4,559   $      1,552   $            378
     Ratio of net investment income to
          average net assets
               With expense reductions                    (0.10)%        (0.08)%         0.39%          0.01%             (0.64)%(a)
               Without expense reductions                 (0.10)%        (0.08)%        (0.01)%        (0.39)%            (0.91)%(a)
     Ratio of expenses to average net assets
               With expense reductions                     1.98%          3.99%          3.63%          4.07%              3.12%(a)
               Without expense reductions                  1.98%          3.99%          4.03%          4.47%              3.39%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation
(c)  Commencement of operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                          GROWTH FUND
                                              --------------------------------------------------------------------
                                                                            Class A
                                              --------------------------------------------------------------------
                                                                       For the year ended
                                              For the six months          December 31,              May 3, 1999(c)
                                                           ended  ----------------------------                  to
                                                   June 30, 2002           2001           2000   December 31, 1999
                                              --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $            7.04   $       9.83   $      11.67   $          10.00
                                              -----------------   ------------   ------------   ----------------
     Income from investing operations
          Net investment expense                          (0.09)         (0.11)         (0.01)             (0.02)
          Net realized and unrealized gains
                (losses) on securities                    (1.00)         (2.68)         (1.83)              1.69
                                              -----------------   ------------   ------------   ----------------
     Total from investment operations                     (1.09)         (2.79)         (1.84)              1.67
                                              -----------------   ------------   ------------   ----------------
     Less distributions
          From net investment income                          -              -              -                  -
          From net capital gains                              -              -              -                  -
                                              -----------------   ------------   ------------   ----------------
     Total distributions                                      -              -              -                  -
                                              -----------------   ------------   ------------   ----------------
     Net asset value, end of period           $            5.95   $       7.04   $       9.83   $          11.67
                                              -----------------   ------------   ------------   ----------------

TOTAL INVESTMENT RETURN (b)                              (15.48)%       (28.38)%       (15.77)%            16.70%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $             478   $        588   $        825   $            328
     Ratio of net investment income to
        average net assets
               With expense reductions                    (1.19)%        (1.26)%        (0.24)%            (0.27)%(a)
               Without expense reductions                 (2.05)%        (5.44)%        (3.98)%            (8.40)%(a)
     Ratio of expenses to average net assets
               With expense reductions                     1.41%          2.44%          2.50%              1.63%(a)
               Without expense reductions                  2.27%          6.62%          6.23%              9.75%(a)
     Fund portfolio turnover rate                         53.34%         57.61%         16.00%              0.00%

                                                                            Class C
                                              -------------------------------------------------------------------
                                                                       For the year ended
                                              For the six months          December 31,             May 3, 1999(c)
                                                           ended  ----------------------------                 to
                                                   June 30, 2002           2001           2000  December 31, 1999
                                              -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $            6.89   $       9.70   $      11.61   $          10.00
                                              -----------------   ------------   ------------   ----------------
     Income from investing operations
          Net investment expense                          (0.21)         (0.22)         (0.06)             (0.04)
          Net realized and unrealized gains
                (losses) on securities                    (0.87)         (2.59)         (1.85)              1.65
                                              -----------------   ------------   ------------   ----------------
     Total from investment operations                     (1.08)         (2.81)         (1.91)              1.61
                                              -----------------   ------------   ------------   ----------------
     Less distributions
          From net investment income                          -              -              -                  -
          From net capital gains                              -              -              -                  -
                                              -----------------   ------------   ------------   ----------------
     Total distributions                                      -              -              -                  -
                                              -----------------   ------------   ------------   ----------------
     Net asset value, end of period           $            5.81   $       6.89   $       9.70   $          11.61
                                              -----------------   ------------   ------------   ----------------

TOTAL INVESTMENT RETURN (b)                              (15.67)%       (28.97)%       (16.45)%            16.10%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $             286   $        439   $        728   $            278
     Ratio of net investment income to
        average net assets
               With expense reductions                    (1.45)%        (2.04)%        (0.97)%            (0.61)%(a)
               Without expense reductions                 (2.27)%        (5.59)%        (4.04)%            (8.74)%(a)
     Ratio of expenses to average net assets
               With expense reductions                     1.66%          3.23%          3.25%              2.16%(a)
               Without expense reductions                  2.48%          6.77%          6.32%             10.28%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation
(c)  Commencement of operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                              MULTI-CAP VALUE FUND
                                              --------------------
                                                    Class A
                                              --------------------
                                                  April 1, 2002(c)
                                                                to
                                                     June 30, 2002
                                              --------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $             10.00
                                              -------------------
     Income from investing operations
          Net investment expense                            (0.03)
          Net realized and unrealized gains
           (losses) on securities                           (1.55)
                                              -------------------
     Total from investment operations                       (1.58)
                                              -------------------
     Less distributions
          From net investment income                            -
          From net capital gains                                -
                                              -------------------
     Total distributions                                        -
                                              -------------------
     Net asset value, end of period           $              8.42
                                              -------------------

TOTAL INVESTMENT RETURN (b)                                (15.80)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $               398
     Ratio of net investment income to
        average net assets
               With expense reductions                      (0.49)%(a)
               Without expense reductions                   (0.49)%(a)
     Ratio of expenses to average net assets
               With expense reductions                       0.58%(a)
               Without expense reductions                    0.58%(a)
     Fund portfolio turnover rate                               -

                                                       Class C
                                              --------------------------
                                                        April 1, 2002(c)
                                                                      to
                                                           June 30, 2002
                                              --------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $                   10.00
                                              -------------------------
     Income from investing operations
          Net investment expense                                  (0.04)
          Net realized and unrealized gains
           (losses) on securities                                 (1.55)
                                              -------------------------
     Total from investment operations                             (1.59)
                                              -------------------------
     Less distributions
          From net investment income                                  -
          From net capital gains                                      -
                                              -------------------------
     Total distributions                                              -
                                              -------------------------
     Net asset value, end of period           $                    8.41
                                              -------------------------

TOTAL INVESTMENT RETURN (b)                                      (15.90)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $                   1,013
     Ratio of net investment income to
        average net assets
               With expense reductions                            (0.62)%(a)
               Without expense reductions                         (0.62)%(a)
     Ratio of expenses to average net assets
               With expense reductions                             0.71%(a)
               Without expense reductions                          0.71%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation
(c)  Commencement of operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                              SMALL CAP FUND
                                              ------------------------------------------------------------------------------
                                                                                 Class A
                                              ------------------------------------------------------------------------------
                                              For the six months               For the year ended December 31,
                                                           ended  ----------------------------------------------------------
                                                   June 30, 2002           2001           2000           1999           1998
                                              ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $           15.23   $      13.42   $      11.98   $      14.23   $      17.51
                                              -----------------   ------------   ------------   ------------   ------------
     Income from investing operations
          Net investment expense                          (0.26)         (0.42)         (0.79)         (0.61)         (0.58)
          Net realized and unrealized gains
               (losses) on securities                     (1.34)          3.11           2.32          (1.63)         (2.34)
                                              -----------------   ------------   ------------   ------------   ------------
     Total from investment operations                     (1.60)          2.69           1.53          (2.24)         (2.92)
                                              -----------------   ------------   ------------   ------------   ------------
     Less distributions
          From net investment income                          -              -              -              -              -
          From net capital gains                              -          (0.88)         (0.09)         (0.01)         (0.36)
                                              -----------------   ------------   ------------   ------------   ------------
     Total distributions                                      -          (0.88)         (0.09)         (0.01)         (0.36)
                                              -----------------   ------------   ------------   ------------   ------------
     Net asset value, end of period           $           13.63   $      15.23   $      13.42   $      11.98   $      14.23
                                              -----------------   ------------   ------------   ------------   ------------

TOTAL INVESTMENT RETURN (b)                              (10.51)%        20.23%         12.83%        (15.75)%       (16.66)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $           6,801   $      7,715   $      6,541   $      6,976   $      9,331
     Ratio of net investment income to
          average net assets
               With expense reductions                    (1.49)%        (3.44)%        (3.20)%        (3.36)%        (3.71)%
               Without expense reductions                 (1.49)%        (3.44)%        (3.20)%        (3.36)%        (3.71)%
     Ratio of expenses to average net assets
               With expense reductions                     1.77%          3.74%          3.58%          3.92%          4.02%
               Without expense reductions                  1.77%          3.74%          3.58%          3.92%          4.02%
     Fund portfolio turnover rate                         15.29%         43.89%         44.82%         68.18%         49.63%

                                                                                   Class C
                                              ----------------------------------------------------------------------------------
                                              For the six months        For the year ended December 31,         April 2, 1998(c)
                                                           ended  -------------------------------------------                 to
                                                   June 30, 2002           2001           2000           1999  December 31, 1998
                                              ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $           14.47   $      13.04   $      11.93   $      14.24   $          19.70
                                              -----------------   ------------   ------------   ------------   ----------------
     Income from investing operations
          Net investment expense                          (0.09)         (0.08)         (0.78)         (0.18)             (0.29)
          Net realized and unrealized gains
               (losses) on securities                     (1.52)          2.39           1.98          (2.12)             (4.81)
                                              -----------------   ------------   ------------   ------------   ----------------
     Total from investment operations                     (1.61)          2.31           1.20          (2.30)             (5.10)
                                              -----------------   ------------   ------------   ------------   ----------------
     Less distributions
          From net investment income                          -              -              -              -                  -
          From net capital gains                              -          (0.88)         (0.09)         (0.01)             (0.36)
                                              -----------------   ------------   ------------   ------------   ----------------
     Total distributions                                      -          (0.88)         (0.09)         (0.01)             (0.36)
                                              -----------------   ------------   ------------   ------------   ----------------
     Net asset value, end of period           $           12.86   $      14.47   $      13.04   $      11.93   $          14.24
                                              -----------------   ------------   ------------   ------------   ----------------

TOTAL INVESTMENT RETURN (b)                              (11.13)%        17.91%         10.11%        (16.16)%           (25.88)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $             920   $        886   $        454   $        459   $            239
     Ratio of net investment income to
          average net assets
               With expense reductions                    (2.32)%        (5.48)%        (5.52)%        (3.78)%            (3.68)%(a)
               Without expense reductions                 (2.32)%        (5.48)%        (5.52)%        (3.78)%            (3.68)%(a)
     Ratio of expenses to average net assets
               With expense reductions                     2.61%          5.78%          5.90%          4.38%              3.85%(a)
               Without expense reductions                  2.61%          5.78%          5.90%          4.38%              3.85%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation
(c)  Commencement of operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.
                             DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                             POSITIONS(S)   TERM OF OFFICES    PRINCIPAL OCCUPATIONS        FUND COMPLEX
                             HELD WITH THE   AND LENGTH OF            DURING                OVERSEEN BY       OTHER DIRECTORSHIPS
   NAME, ADDRESS AND AGE        COMPANY       TIME SERVED          PAST 5 YEARS               TRUSTEE           HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

Thomas M. Brinker (68)         Director       Since 1992     1970 - Present: President   5 Pacific Advisors          None
1 North Ormond Avenue                                        Fringe Benefits, Inc/          Mutual Funds
Havertown, PA 19083                                          Financial Foresight,
                                                             Ltd.,
                                                             d/b/a The Brinker
                                                             Organization (financial
                                                             services companies)

Victoria Breen (51)            Director       Since 1992     1992 - Present: Assistant   5 Pacific Advisors          None
603 West Ojai Avenue                                         Secretary and Director,        Mutual Funds
Ojai, CA 93023                                               Pacific Global Investment
                                                             Management Company,
                                                             Pacific Global Investor
                                                             Services, Inc.

                                                             1994 - Present: General
                                                             Agent, Transamerica Life
                                                             Companies and Registered
                                                             Principal, Transamerica
                                                             Financial Advisors, Inc.

                                                             1986 - Present: Branch
                                                             Manager, Derby & Derby
                                                             Inc. (Financial Services
                                                             Company)

Thomas H. Hanson (52)            Vice         Since 1992     1992 - Present: Executive   5 Pacific Advisors          None
206 North Jackson Street       President                     Vice President and             Mutual Funds
Suite 301                    and Secretary                   Director, Pacific Global
Glendale, CA 91206                                           Investment Management
                                                             Company; President and
                                                             Director, Pacific Global
                                                             Fund Distributors, Inc.;
                                                             President and Director,
                                                             Pacific Global Investor
                                                             Services, Inc.

                                                             1997 - 2001: Vice
                                                             President and Director,
                                                             Pacific Global Investment
                                                             Fund Ltd.

                                                             1993 - Present: Owner,
                                                             Director, Chairman,
                                                             President and CEO of
                                                             TriVest Capital
                                                             Management, Inc.

                           PACIFIC ADVISORS FUND INC.

                             DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                             POSITIONS(S)   TERM OF OFFICES    PRINCIPAL OCCUPATIONS        FUND COMPLEX
                             HELD WITH THE   AND LENGTH OF            DURING                OVERSEEN BY       OTHER DIRECTORSHIPS
   NAME, ADDRESS AND AGE        COMPANY       TIME SERVED          PAST 5 YEARS               TRUSTEE           HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

George A. Henning (55)       President and    Since 1992     1991 - Present: Chairman,   5 Pacific Advisors          None
206 North Jackson Street       Chairman                      President, and Director,       Mutual Funds
Suite 301                                                    Pacific Global Investment
Glendale, CA 91206                                           Management Company;
                                                             Chairman and Director,
                                                             Pacific Global Fund
                                                             Distributors, Inc.;
                                                             Chairman and Director,
                                                             Pacific Global Investor
                                                             Services, Inc.

                                                             1997 - 2001: Chairman and
                                                             Director, Pacific Global
                                                             Investment Fund, Ltd.

Barbara A. Kelley (48)         Treasurer      Since 2001     2001 - Present: Executive   5 Pacific Advisors          None
206 North Jackson Street                                     Vice President,                Mutual Funds
Suite 301                                                    Treasurer, Pacific Global
Glendale, CA 91206                                           Investment Management
                                                             Company; Treasurer and
                                                             Director, Pacific Global
                                                             Fund Distributors, Inc.;
                                                             President and Treasurer,
                                                             Pacific Global Investor
                                                             Services, Inc.

                                                             1999 - Present: Director,
                                                             Pacific Global Investment
                                                             Management Company

                                                             1990 - 1999: President,
                                                             Transamerica Financial
                                                             Resources

L. Michael Haller (58)         Director       Since 1992     2002 - Present: Executive   5 Pacific Advisors          None
5924 Colodny                                                 Vice President, Sammy          Mutual Funds
Agoura, CA 91301                                             Studios, Inc.
                                                             (Entertainment Company)

                                                             2001 - 2002: Vice
                                                             President and Executive
                                                             Producer, Electronic
                                                             Arts; President,
                                                             International Media
                                                             Group, Inc.
                                                             (Entertainment Company)

                                                             1978 - 2001: Consultant,
                                                             Asahi Broadcasting Corp.
                                                             (Entertainment Company)

                           PACIFIC ADVISORS FUND INC.

                             DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                             POSITIONS(S)   TERM OF OFFICES    PRINCIPAL OCCUPATIONS        FUND COMPLEX
                             HELD WITH THE   AND LENGTH OF            DURING                OVERSEEN BY       OTHER DIRECTORSHIPS
   NAME, ADDRESS AND AGE        COMPANY       TIME SERVED          PAST 5 YEARS               TRUSTEE           HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

Takashi Makinodan, Ph.D        Director       Since 1995     1992 - Present: Director,   5 Pacific Advisors          None
(77)                                                         Medical Treatment              Mutual Fund
107 S. Barrington Place                                      Effectiveness Program
Los Angeles, CA 90049                                        (MEDTEP), Center on Asian
                                                             and Pacific Islanders

                                                             1991 - Present: Associate
                                                             Director of Research,
                                                             Geriatric Research
                                                             Education Clinic Center,
                                                             VA Medical Center

Gerald E. Miller (72)          Director       Since 1992     1992 - Present: Retired     5 Pacific Advisors          None
5262 Bridgetown Place                                                                       Mutual Funds
Westlake Village, CA 91362

Louise K. Taylor, Ph.D (56)    Director       Since 1992     1991 - Present:             5 Pacific Advisors          None
325 East Huntington Dr.                                      Superintendent, Monrovia       Mutual Funds
Monrovia, CA 91016                                           Unified School District

Each director is elected to serve until the next annual shareholders meeting and until his or her successor is elected or appointed. The Company does not hold regular annual shareholders meetings to elect Directors. Vacancies on the Board can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders. Certain Directors are considered "interested persons" of the Company as defined in the 1940 Act. All directors oversee all five Funds of the Company.

PACIFIC ADVISORS FUND INC.
          notes

                                      PACIFIC ADVISORS FUND INC.
                                               notes

PACIFIC ADVISORS FUND INC.
          notes

PACIFIC ADVISORS
          Fund Inc

                                   [GRAPHIC]

DIRECTORS
    GEORGE A. HENNING, CHAIRMAN
    VICTORIA L. BREEN
    THOMAS M. BRINKER
    L. MICHAEL HALLER III
    TAKASHI MAKINODAN, PH.D.
    GERALD E. MILLER
    LOUISE K. TAYLOR, PH.D.

OFFICERS
    GEORGE A. HENNING, PRESIDENT
    THOMAS H. HANSON, VICE PRESIDENT AND
    SECRETARY
    VICTORIA L. BREEN, ASSISTANT SECRETARY
    BARBARA A. KELLEY, TREASURER

INVESTMENT MANAGER
    PACIFIC GLOBAL INVESTMENT MANAGEMENT
    COMPANY
    206 NORTH JACKSON STREET, SUITE 301
    GLENDALE, CALIFORNIA 91206

BALANCED FUND ADVISER
    BACHE CAPITAL MANAGEMENT, INC.
    206 NORTH JACKSON STREET, SUITE 201
    GLENDALE, CALIFORNIA 92106

GOVERNMENT SECURITIES FUND ADVISER
    SPECTRUM ASSET MANAGEMENT, INC.
    1301 DOVE STREET, SUITE 970
    NEWPORT BEACH, CALIFORNIA 92660

MULTI-CAP VALUE FUND ADVISER
    MEYERS CAPITAL MANAGEMENT LLC
    8901 WILSHIRE BOULEVARD
    BEVERLY HILLS, CALIFORNIA 90211

TRANSFER AGENT AND ADMINISTRATOR
    PACIFIC GLOBAL INVESTOR SERVICES, INC.
    206 NORTH JACKSON STREET, SUITE 301
    GLENDALE, CALIFORNIA 91206

DISTRIBUTOR
    PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
    206 NORTH JACKSON STREET, SUITE 301
    GLENDALE, CALIFORNIA 91206
    (800) 989-6693

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.

                          PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
              [LOGO]      206 NORTH JACKSON STREET, SUITE 301                                PRSRT STD
                          GLENDALE, CALIFORNIA 91206                                       U. S. POSTAGE
                                                                                               PAID
                                                                                           GLENDALE, CA
                                                                                          PERMIT NO. 1090

                                                                       pg101.898